UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR
Certified Shareholder Report of
Registered Management Investment Companies

Investment Company Act File Number: 811-09105

New World Fund, Inc.
(Exact Name of Registrant as Specified in Charter)

333 South Hope Street
Los Angeles, California 90071
(Address of Principal Executive Offices)

Registrant's telephone number, including area code: (213) 486-9200

Date of fiscal year end: October 31

Date of reporting period: April 30, 2011

Vincent P. Corti
Capital Research and Management Company
333 South Hope Street
Los Angeles, California 90071
(Name and Address of Agent for Service)

Copies to:
Mark D. Perlow
K&L Gates LLP
Four Embarcadero Center, Suite 1200
San Francisco, California  94111
(Counsel for the Registrant)

ITEM 1 – Reports to Stockholders

New World Fund®

[photo of Hagia Sophia and downtown as seen from the harbor, Istanbul, Turkey.]
Semi-annual report for the six months ended April 30, 2011

New World Fund seeks long-term capital appreciation by investing in stocks and bonds with significant exposure to countries that have developing economies and/or markets.

This fund is one of the 33 American Funds. American Funds is one of the nation’s largest mutual fund families. For 80 years, Capital Research and Management Company,SM the American Funds adviser, has invested with a long-term focus based on thorough research and attention to risk.

Fund results shown in this report, unless otherwise indicated, are for Class A shares at net asset value. If a sales charge (maximum 5.75%) had been deducted, the results would have been lower. Results are for past periods and are not predictive of results for future periods. Current and future results may be lower or higher than those shown. Share prices and returns will vary, so investors may lose money. Investing for short periods makes losses more likely. Investments are not FDIC-insured, nor are they deposits of or guaranteed by a bank or any other entity, so they may lose value. For current information and month-end results, visit americanfunds.com.

Here are the average annual total returns on a $1,000 investment with all distributions reinvested for periods ended March 31, 2011 (the most recent calendar quarter-end):

Class A shares	1 year	5 years	10 years
Reflecting 5.75% maximum sales charge	7.97%	7.66%	12.70%

The total annual fund operating expense ratio was 1.04% for Class A shares as of the most recent fiscal year-end.

Investment results assume all distributions are reinvested and reflect applicable fees and expenses. The fund’s investment adviser waived a portion of its management fees from September 1, 2004, through December 31, 2008. Applicable fund results shown reflect the waiver, without which they would have been lower. See the Financial Highlights table on pages 28 to 31 for details.

Results for other share classes can be found on page 6.

Investing outside the United States may be subject to risks, such as currency fluctuations, periods of illiquidity, price volatility and political instability. These risks may be heightened in connection with investments in developing countries. Investing in smaller companies entails further risks. The return of principal for bond funds and for funds with significant underlying bond holdings is not guaranteed. Fund shares are subject to the same interest rate, inflation and credit risks associated with the underlying bond holdings. Lower rated bonds are subject to greater fluctuations in value and risk of loss of income and principal than higher rated bonds. See the prospectus and the Risk Factors section of this report for more information on these and other risks associated with investing in the fund.

Fellow shareholders:

[photo of Hagia Sophia and downtown as seen from the harbor, Istanbul, Turkey.]
For the six-month period ended April 30, 2011, the value of an investment in New World Fund gained 6.7% if, like most shareholders, you reinvested the dividend of 77.6 cents per share that was paid in December 2010. A capital gain distribution was not paid during this period.

As you can see in the table below, during the period, New World Fund trailed its primary benchmark, the MSCI ACWI (All Country World Index), as well as the MSCI World Index, which measures developed-country stocks. Over the past 12 months, the fund had higher returns than both indexes. Developing-country stocks, as measured by the MSCI Emerging Markets (EM) Index, had higher returns than the fund over the past six and 12 months. All the indexes are unmanaged.

[Begin Sidebar]
Results at a glance
For periods ended April 30, 2011, with all distributions reinvested

	Total returns		Average annual total returns
	6 months	1 year	5 years	10 years	Lifetime
					(since
					6/17/99)
New World Fund
(Class A shares)	6.7%	19.2%	8.8%	13.2%	10.6%

MSCI ACWI (All
Country World Index)	14.3	19.1	3.6	5.2	3.8

MSCI World Index	15.0	18.9	2.9	4.4	3.2

MSCI Emerging Markets
(EM) Index	9.8	21.0	10.2	16.9	12.2

J.P. Morgan Emerging
Markets Bond Index Plus	–2.0	9.5	8.5	10.6	11.6

Because New World Fund invests in companies based in both the developed and developing worlds, its most appropriate benchmark is the MSCI ACWI (All Country World Index), which blends the MSCI World and Emerging Markets indexes, weighted by ACWI market capitalization. The MSCI World Index measures more than 20 developed-country stock markets, while the MSCI Emerging Markets Index measures more than 20 developing-country stock markets. New World Fund also invests in developing-country government and corporate bonds. The J.P. Morgan Emerging Markets Bond Index Plus measures total returns for developing-country bonds. The market indexes are unmanaged and their results do not reflect the effect of sales charges, commissions, account fees, expenses or taxes.

[End Sidebar]

[Begin Sidebar]
Where the fund’s assets are invested

Geographical distribution of net assets on April 30, 2011

Developed-country equities	42.9%

Asia
Japan	3.3
South Korea	3.3
Hong Kong	2.6
Australia	1.7
Taiwan	1.3
Singapore	1.1

The Americas
United States	5.0
Canada	1.3

Europe
United Kingdom	5.4
France	3.6
Switzerland	3.4
Germany	3.1
Spain	1.4
Sweden	1.3
Denmark	.9
Belgium	.8
Italy	.7
Austria	.6
Finland	.4
Netherlands	.3
Norway	.3
Greece	.1

Africa/Middle East
Israel	1.0

Developing-country equities	40.8%

Asia
China	8.4
India	4.9
Indonesia	3.7
Philippines	1.9
Thailand	1.0
Malaysia	1.0
Kazakhstan	.2

The Americas
Brazil	5.7
Mexico	3.3
Republic of Colombia	.2

Europe
Russian Federation	3.7
Turkey	1.7
Poland	.5
Slovenia	.3
Hungary	.2

Africa/Middle East
South Africa	4.0
Sultanate of Oman	.1

Developing-country bonds	8.9%

Asia
Philippines	.5
Indonesia	.3
Kazakhstan	.2
Thailand	.1

The Americas
Brazil	1.1
Mexico	1.1
Republic of Colombia	.7
Argentina	.5
Peru	.3
Panama	.3
Venezuela	.2
Chile	.1
Dominican Republic	.1

Europe
Turkey	.9
Russian Federation	.6
Hungary	.5
Croatia	.4
Poland	.3

Africa/Middle East
South Africa	.4
Egypt	.2
Qatar	.1

Short-term securities & other assets less liabilities	7.4%

Total	100.0%
[End Sidebar]

With the objective of long-term appreciation over time, the fund blends three types of investments. These include stocks of companies based in the developing world, stocks of multinational companies based in the developed world with significant ties to the developing world, and government and corporate bonds of developing-country issuers. We always advocate a long-term investment approach, and we are pleased that the fund’s diversified portfolio has produced long-term gains for shareholders while helping to reduce some of the volatility associated with investing in developing markets.

Developing- and developed-country stocks

Developed-world stocks had better returns than developing-world stocks during the reporting period, though both were positive. The period was a bit unusual in that, over the fund’s lifetime, developing-market stocks have rarely lagged when developed markets did very well.

Many stocks in the U.S. had positive returns, and the MSCI USA Index gained 16.6%*. The fund, however, had only 5.0% invested in the U.S., one reason it trailed its benchmark. Because the fund seeks to invest in companies that stand to benefit from growth in developing economies, it invests in companies all over the world. (All of the indexes shown are unmanaged.)

India and China, two of the world’s largest high-growth economies, had weak returns; India fell 5.6%, while China gained a modest 1.3%. The market results were caused, in part, by increasing regulations in both countries designed to stem rapid growth. Despite the tepid results, a more restrictive regulatory environment could potentially help both countries by making economic growth more durable. The fund’s portfolio was invested 4.9% in India and 8.4% in China.

Prices for oil and many other commodities surged during the period (though declined afterwards). The high prices were beneficial to commodity-producing countries like Brazil but had a negative impact on commodity importers like China.

Developing-country equities accounted for 40.8% of the fund’s net assets, down from 43.5% at the fund’s fiscal year-end. Developed-country equities accounted for 42.9% of net assets, up from 37.7% at the fund’s fiscal year-end. This, in part, reflects the attractive opportunities we are finding among multinational companies that have access to high-growth economies. But it also reflects market appreciation for developed-country stocks.

As of April 30, 2011, the fund was invested in stocks of 414 companies from 44 countries.

*Country index returns are based on MSCI indexes, expressed in U.S. dollars, and assume the reinvestment of dividends, unless otherwise noted.

Developing-country bonds

Bonds in developing countries, as represented by J.P. Morgan Emerging Markets Bond Index Plus, declined 2.0%. Many developing countries have begun to raise interest rates to counteract potential inflation. The higher interest rates have, in turn, attracted more foreign capital. Governments, concerned about the influx of foreign capital, have enacted measures — like taxes, regulations and other capital controls — to restrain upward pressure on their currencies.

Commodity-exporting countries — including Brazil, Russia and South Africa — have done well, and their currencies have faced upward pressure as a result.

The U.S. dollar was weak compared to many currencies, and our bond holdings denominated in local currencies mostly have been helped by the comparative strength of local currencies. Because it has been difficult, of late, to find attractive investment opportunities in U.S.-dollar-denominated sovereign debt, we have been emphasizing investments in local-currency issues instead.

The fund’s holdings in developing-country bonds remained virtually unchanged, at 8.9% of net assets, compared to 8.8% at the fund’s fiscal year-end. As of April 30, 2011, the fund was invested in bonds of 145 issuers from 25 countries.

The fund’s portfolio

As the price of oil increased, stock prices for many of the world’s largest energy companies also went up. However, some of the fund’s largest investments in energy companies are in smaller companies with substantial operations in the developing world. For example, InterOil (–10.7%), the fund’s largest energy holding, is a Canadian company with operations in Papua New Guinea. Oil Search (+23.7%), another fund holding, also operates in Papua New Guinea, and is domiciled in Australia.

As with all of our investments, our decisions about our energy company holdings are based on the research of our investment analysts located around the world. They reflect the convictions of our investment professionals about the underlying business of each company, rather than a short-term view on any individual sector, industry or commodity.

An improving attitude toward European sovereign risk helped many European financial companies. However, our investments in financial companies tend to have significant exposure to high-growth economies, rather than to European domestic markets. Among financials, the Brazilian commercial bank Itaú Unibanco Holding fell 3.4%, while Industrial and Commercial Bank of China gained 5.1%. Stocks of many Chinese banks have been sluggish, in part, because of concerns about possible regulatory measures designed to rein in the fast growing economy. Both the reality of regulatory changes and the anticipation of them have made Chinese banks a challenging investment in the short term.

Our investments in health care companies illustrate the range of health care opportunities connected to high-growth economies. For example, Amil Participações (+20.9%) is a Brazil-based managed health care company that has benefited from the growth in health spending among increasingly affluent Brazilian consumers. Russia’s Pharmstandard (–1.0%) is focused on the distribution of pharmaceuticals in Russia. Novo Nordisk (+20.1%), though based in Denmark, has continued to benefit from growth in developing markets.

Among telecommunication company stocks held in the portfolio, América Móvil, the fund’s largest holding, declined 0.1% after the company was issued a $1 billion fine by Mexican regulators. South Africa’s MTN Group added 23.6%, while Turkcell fell 18.6% after reporting reduced first-quarter profits.

Looking forward

Although the fund trailed its benchmark during this short period, we remain optimistic about the long-term prospects of the fund. We continue to find promising opportunities around the world in which to invest. However, the global economy remains volatile, and different regions have varied challenges. Some countries face concerns about overly rapid growth while others are still trying to spur their sluggish economies.

Despite the challenges, we remain focused, as always, on individual companies and issuers with strong prospects for long-term growth. We maintain the belief that, over time, the fund’s diversified approach to investing in stocks and bonds can continue to provide opportunities for patient investors, with the potential for lower volatility.

We thank you for your ongoing support and for your commitment to long-term investing.

Cordially,

/s/ Robert W. Lovelace

Robert W. Lovelace
President

/s/ Gina H. Despres

Gina H. Despres
Vice Chairman of the Board

June 10, 2011

For current information about the fund, visit americanfunds.com.

Other share class results

Classes B, C, F and 529

Fund results shown are for past periods and are not predictive of results for future periods. Current and future results may be lower or higher than those shown. Share prices and returns will vary, so investors may lose money. For current information and month-end results, visit americanfunds.com.

Average annual total returns for periods ended March 31, 2011 (the most recent calendar quarter-end):
			10 years1/
	1 year	5 years	Life of class
Class B shares2
Reflecting applicable contingent deferred sales charge
(CDSC), maximum of 5%, payable only if shares
are sold within six years of purchase	8.66%	7.80%	12.66%
Not reflecting CDSC	13.66	8.10	12.66

Class C shares
Reflecting CDSC, maximum of 1%, payable only
if shares are sold within one year of purchase	12.66	8.09	12.43
Not reflecting CDSC	13.66	8.09	12.43

Class F-1 shares3
Not reflecting annual asset-based fee charged
by sponsoring firm	14.55	8.96	13.32

Class F-2 shares3 — first sold 8/1/08
Not reflecting annual asset-based fee charged
by sponsoring firm	14.86	—	3.50

Class 529-A shares4 — first sold 2/19/02
Reflecting 5.75% maximum sales charge	7.93	7.63	13.45
Not reflecting maximum sales charge	14.52	8.91	14.19

Class 529-B shares2,4 — first sold 2/26/02
Reflecting applicable CDSC, maximum of 5%, payable
only if shares are sold within six years of purchase	8.57	7.71	13.35
Not reflecting CDSC	13.57	8.01	13.35

Class 529-C shares4 — first sold 2/25/02
Reflecting CDSC, maximum of 1%, payable only
if shares are sold within one year of purchase	12.57	8.01	13.28
Not reflecting CDSC	13.57	8.01	13.28

Class 529-E shares3,4 — first sold 3/22/02	14.17	8.57	13.17

Class 529-F-1 shares3,4 — first sold 9/17/02
Not reflecting annual asset-based fee charged
by sponsoring firm	14.72	9.11	16.51

1Applicable to Classes B, C and F-1 shares only. All other share classes reflect results for the life of the class.
2These shares are not available for purchase.
3These shares are sold without any initial or contingent deferred sales charge.
4Results shown do not reflect the $10 account setup fee and an annual $10 account maintenance fee.

Investment results assume all distributions are reinvested and reflect applicable fees and expenses. The fund’s investment adviser waived a portion of its management fees from September 1, 2004, through December 31, 2008. Applicable fund results shown reflect the waiver, without which they would have been lower. See the Financial Highlights table on pages 28 to 31 for details that include expense ratios for all share classes.

For information regarding the differences among the various share classes, refer to the fund’s prospectus.

Summary investment portfolio
April 30, 2011
unaudited

[begin pie chart]
Industry sector diversification	(percent of net assets)
Financials	12.97%
Consumer staples	11.38
Consumer discretionary	9.80
Telecommunication services	8.35
Materials	7.44
Other industries	33.75
Warrants	0.01
Bonds & notes	8.89
Short-term securities & other assets less liabilities	7.41
[end pie chart]

Country diversification	(percent of net assets)
Euro zone*	11.3%
China	8.4
Brazil	6.8
United Kingdom	5.4
United States	5.0
India	4.9
Mexico	4.4
South Africa	4.4
Russian Federation	4.3
Other countries	37.7
Short-term securities & other assets less liabilities	7.4

*Countries using the euro as a common currency; those represented in the fund's portfolio are Austria, Belgium, Finland, France, Germany, Greece, Italy, the Netherlands, Slovenia and Spain.

			Percent
		Value	of net
Common stocks - 83.69%	Shares	(000)	assets

Financials - 12.97%
Itaú Unibanco Holding SA, preferred nominative	6,321,459	$149,076
Itaú Unibanco Holding SA, preferred nominative (ADR)	3,965,845	94,189	1.08%
Industrial and Commercial Bank of China Ltd., Class H	234,548,160	198,420	.88
PT Bank Rakyat Indonesia (Persero) Tbk	220,145,600	165,803	.74
Banco Bilbao Vizcaya Argentaria, SA	12,324,727	158,086	.71
Itaúsa - Investimentos Itaú SA, preferred nominative	17,386,273	134,276	.60
Agricultural Bank of China, Class H (1)	216,794,000	128,129	.57
Prudential PLC	9,854,059	127,234	.57
Other securities		1,753,657	7.82
		2,908,870	12.97

Consumer staples - 11.38%
Nestlé SA	4,808,500	298,516	1.33
Anheuser-Busch InBev NV	2,847,592	181,573	.81
Danone SA	2,401,065	175,879	.78
OJSC Magnit (GDR) (2)	3,095,500	86,674
OJSC Magnit (GDR)	2,962,521	82,951	.76
Shoprite Holdings Ltd.	7,925,000	124,941	.56
United Spirits Ltd.	4,818,914	112,879	.50
Wilmar International Ltd.	25,342,000	109,107	.49
China Yurun Food Group Ltd.	28,994,000	106,213	.47
Pernod Ricard SA	1,039,573	104,488	.47
Other securities		1,168,643	5.21
		2,551,864	11.38

Consumer discretionary - 9.80%
Naspers Ltd., Class N	2,759,800	166,050	.74
Hankook Tire Co., Ltd.	3,865,000	154,903	.69
Truworths International Ltd.	12,103,000	140,056	.62
Honda Motor Co., Ltd.	3,055,000	120,144	.54
Toyota Motor Corp.	2,758,000	109,824	.49
Swatch Group Ltd, non-registered shares	120,450	59,250
Swatch Group Ltd	568,022	50,400	.49
Other securities		1,397,855	6.23
		2,198,482	9.80

Telecommunication services - 8.35%
América Móvil, SAB de CV, Series L (ADR)	8,609,674	492,473
América Móvil, SAB de CV, Series L	8,440,000	24,187	2.30
MTN Group Ltd.	12,570,231	279,532	1.25
Turkcell Iletisim Hizmetleri AS	29,865,000	176,323	.79
SOFTBANK CORP.	4,049,200	169,226	.75
PT XL Axiata Tbk (1)	174,114,000	138,250	.62
Millicom International Cellular SA	1,076,800	116,660	.52
Other securities		475,358	2.12
		1,872,009	8.35

Materials - 7.44%
Linde AG	859,809	154,858	.69
Holcim Ltd	1,605,767	139,785	.62
Other securities		1,374,316	6.13
		1,668,959	7.44

Industrials - 7.35%
Schneider Electric SA	906,841	160,240	.72
Siemens AG	762,200	110,884	.49
International Container Terminal Services, Inc.	94,404,890	108,165	.48
Other securities		1,269,787	5.66
		1,649,076	7.35

Health care - 6.59%
JSC Pharmstandard (GDR) (1) (3)	8,218,474	211,626
JSC Pharmstandard (GDR) (1) (2) (3)	392,700	10,112	.99
Novo Nordisk A/S, Class B	1,436,600	181,604	.81
Amil Participações SA, ordinary nominative	14,633,090	179,984	.80
Teva Pharmaceutical Industries Ltd. (ADR)	3,084,000	141,031	.63
Cochlear Ltd.	1,390,000	122,679	.55
Hikma Pharmaceuticals PLC	8,053,080	105,661	.47
Baxter International Inc.	1,812,000	103,103	.46
Other securities		422,627	1.88
		1,478,427	6.59

Information technology - 6.39%
Samsung Electronics Co. Ltd.	232,762	193,959	.86
Kingboard Chemical Holdings Ltd.	31,659,132	173,455	.77
HTC Corp.	3,454,225	156,799	.70
Other securities		909,702	4.06
		1,433,915	6.39

Energy - 6.33%
InterOil Corp. (1)	2,298,188	146,165	.65
OAO Gazprom (ADR)	8,142,000	137,355	.61
Royal Dutch Shell PLC, Class B	3,140,000	122,049	.54
Oil Search Ltd.	14,450,000	111,662	.50
Other securities		902,661	4.03
		1,419,892	6.33

Utilities - 2.19%
GAIL (India) Ltd.	9,494,000	102,090	.45
Other securities		389,600	1.74
		491,690	2.19

Miscellaneous - 4.90%
Other common stocks in initial period of acquisition		1,098,533	4.90

Total common stocks (cost: $12,866,692,000)		18,771,717	83.69

			Percent
		Value	of net
Warrants - 0.01%		(000)	assets

Information technology - 0.01%
Other securities		2,953	.01

Total warrants (cost: $0)		2,953	.01

	Principal		Percent
	amount	Value	of net
Bonds & notes - 8.89%	(000)	(000)	assets

Telecommunication services - 0.07%
América Móvil, SAB de CV 8.46% 2036	MXN 28,000	2,205	.01
Other securities		12,254	.06
		14,459	.07

Other - 8.82%
Other securities		1,979,006	8.82

Total bonds & notes (cost: $1,829,149,000)		1,993,465	8.89

	Principal		Percent
	amount	Value	of net
Short-term securities - 7.04%	(000)	(000)	assets

Freddie Mac 0.08%-0.23% due 5/2/2011-1/18/2012	$281,800	281,651	1.25
Fannie Mae 0.10%-0.513% due 5/2/2011-1/17/2012	242,700	242,573	1.08
U.S. Treasury Bills 0.16%-0.183% due 5/12-9/1/2011	197,500	197,485	.88
Nestlé Capital Corp. 0.20% due 7/22/2011 (2)	41,900	41,886	.19
Other securities		816,032	3.64

Total short-term securities (cost: $1,579,499,000)		1,579,627	7.04

Total investment securities (cost: $16,275,340,000)		22,347,762	99.63
Other assets less liabilities		82,013	.37

Net assets		$22,429,775	100.00%

"Miscellaneous" securities include holdings in their initial period of acquisition that have not previously been publicly disclosed.
“Other securities” includes all issues that are not disclosed separately in the summary investment portfolio, including securities which were valued under fair value procedures adopted by authority of the board of directors. The total value of all such securities was $111,636,000, which represented .50% of the net assets of the fund.

Investments in affiliates
A company is considered to be an affiliate of the fund under the Investment Company Act of 1940 if the fund's holdings in that company represent 5% or more of the outstanding voting shares. The value of the fund's affiliated-company holdings is either shown in the summary investment portfolio or included in the value of "Other securities" under the respective industry sectors. Further details on such holdings and related transactions during the six months ended April 30, 2011, appear below.

	Beginning shares	Additions	Reductions	Ending shares	Dividend income (000)	Value of affiliates at 4/30/2011 (000)
JSC Pharmstandard (GDR) (1)	8,817,949	97,000	696,475	8,218,474	$-	$211,626
JSC Pharmstandard (GDR) (1) (2)	392,700	-	-	392,700	-	10,112
Heritage Oil Ltd.	16,343,000	-	554,126	15,788,874	-	66,090
					$-	$287,828

The following footnotes apply to either the individual securities noted or one or more of the securities aggregated and listed as a single line item.

(1) Security did not produce income during the last 12 months.
(2) Acquired in a transaction exempt from registration under the Securities Act of 1933. May be resold in the U.S. in transactions exempt from registration, normally to qualified institutional buyers. The total value of all such securities, including those in "Other securities," was $1,026,092,000, which represented 4.57% of the net assets of the fund.

(3) Represents an affiliated company as defined under the Investment Company Act of 1940.

Key to abbreviations

ADR = American Depositary Receipts
GDR = Global Depositary Receipts
MXN = Mexican pesos

See Notes to Financial Statements

Financial statements

Statement of assets and liabilities		unaudited
at April 30, 2011	(dollars in thousands)

Assets:
Investment securities, at value:
Unaffiliated issuers (cost: $16,021,165)	$22,059,934
Affiliated issuers (cost: $254,175)	287,828	$22,347,762
Cash denominated in currencies other than U.S. dollars (cost: $168)		168
Cash		19,702
Receivables for:
Sales of investments	50,746
Sales of fund's shares	40,020
Dividends and interest	85,512
Other	831	177,109
		22,544,741
Liabilities:
Payables for:
Purchases of investments	43,506
Repurchases of fund's shares	45,262
Investment advisory services	9,979
Services provided by related parties	11,244
Directors' deferred compensation	1,654
Non-U.S. taxes	2,711
Other	610	114,966
Net assets at April 30, 2011		$22,429,775

Net assets consist of:
Capital paid in on shares of capital stock		$17,183,818
Undistributed net investment income		18,844
Accumulated net realized loss		(844,018)
Net unrealized appreciation		6,071,131
Net assets at April 30, 2011		$22,429,775

	(dollars and shares in thousands, except per-share amounts)
Total authorized capital stock - 500,000 shares, $.01 par value (392,260 total shares outstanding)
	Net assets	Shares outstanding	Net asset value per share
Class A	$14,594,649	254,233	$57.41
Class B	408,557	7,243	56.40
Class C	1,258,027	22,606	55.65
Class F-1	2,161,747	37,914	57.02
Class F-2	1,050,377	18,286	57.44
Class 529-A	675,629	11,844	57.04
Class 529-B	42,297	756	55.99
Class 529-C	161,149	2,886	55.84
Class 529-E	34,112	602	56.64
Class 529-F-1	31,816	558	57.07
Class R-1	49,451	887	55.74
Class R-2	399,422	7,158	55.81
Class R-3	444,244	7,827	56.76
Class R-4	309,071	5,400	57.23
Class R-5	389,758	6,767	57.59
Class R-6	419,469	7,293	57.51

See Notes to Financial Statements

Statement of operations		unaudited
for the six months ended April 30, 2011	(dollars in thousands)

Investment income:
Income:
Dividends (net of non-U.S. taxes of $13,903)	$161,723
Interest (net of non-U.S. taxes of $686)	64,184	$225,907

Fees and expenses*:
Investment advisory services	58,005
Distribution services	30,744
Transfer agent services	12,040
Administrative services	6,225
Reports to shareholders	759
Registration statement and prospectus	619
Directors' compensation	312
Auditing and legal	39
Custodian	3,473
State and local taxes	299
Other	702	113,217
Net investment income		112,690

Net realized gain and unrealized appreciation
on investments, forward currency contracts and currency:
Net realized gain (loss) on:
Investments (net of non-U.S. taxes of $28; also includes $1,136 net gain from affiliates)	239,191
Forward currency contracts	(409)
Currency transactions	(2,226)	236,556
Net unrealized appreciation on:
Investments (net of non-U.S. taxes of $2,711)	1,040,867
Forward currency contracts	93
Currency translations	742	1,041,702
Net realized gain and unrealized appreciation
on investments, forward currency contracts and currency		1,278,258
Net increase in net assets resulting
from operations		$1,390,948

(*) Additional information related to class-specific fees and expenses is included in the Notes to Financial Statements.

See Notes to Financial Statements

Statements of changes in net assets	(dollars in thousands)
	Six months	Year ended
	ended April 30,	October 31,
	2011*	2010
Operations:
Net investment income	$112,690	$262,408
Net realized gain on investments, forward currency contracts and currency transactions	236,556	344,793
Net unrealized appreciation on investments, forward currency contracts and currency translations	1,041,702	3,041,003
Net increase in net assets resulting from operations	1,390,948	3,648,204

Dividends paid to shareholders from net investment income	(288,195)	(189,716)

Net capital share transactions	998,216	1,775,063

Total increase in net assets	2,100,969	5,233,551

Net assets:
Beginning of period	20,328,806	15,095,255
End of period (including undistributed net investment
income: $18,844 and $194,349, respectively)	$22,429,775	$20,328,806

*Unaudited.

See Notes to Financial Statements

Notes to financial statements
          unaudited

1.	Organization

New World Fund, Inc. (the "fund") is registered under the Investment Company Act of 1940 as an open-end, diversified management investment company. The fund seeks long-term capital appreciation by investing in stocks and bonds with significant exposure to countries that have developing economies and/or markets. In 2009, shareholders approved a proposal to reorganize the fund from a Maryland corporation to a Delaware statutory trust. The reorganization may be completed in 2011; however, the fund reserves the right to delay the implementation.

The fund has 16 share classes consisting of five retail share classes, five 529 college savings plan share classes and six retirement plan share classes. The 529 college savings plan share classes (529-A, 529-B, 529-C, 529-E and 529-F-1) can be used to save for college education. The six retirement plan share classes (R-1, R-2, R-3, R-4, R-5 and R-6) are generally offered only through eligible employer-sponsored retirement plans. The fund’s share classes are described below:

Share class	Initial sales charge	Contingent deferred sales charge upon redemption	Conversion feature
Classes A and 529-A	Up to 5.75%	None (except 1% for certain redemptions within one year of purchase without an initial sales charge)	None
Classes B and 529-B*	None	Declines from 5% to 0% for redemptions within six years of purchase	Classes B and 529-B convert to Classes A and 529-A, respectively, after eight years
Class C	None	1% for redemptions within one year of purchase	Class C converts to Class F-1 after 10 years
Class 529-C	None	1% for redemptions within one year of purchase	None
Class 529-E	None	None	None
Classes F-1, F-2 and 529-F-1	None	None	None
Classes R-1, R-2, R-3, R-4, R-5 and R-6	None	None	None
*Class B and 529-B shares of the fund are not available for purchase.

Holders of all share classes have equal pro rata rights to assets, dividends and liquidation proceeds. Each share class has identical voting rights, except for the exclusive right to vote on matters affecting only its class. Share classes have different fees and expenses ("class-specific fees and expenses"), primarily due to different arrangements for distribution, administrative and shareholder services. Differences in class-specific fees and expenses will result in differences in net investment income and, therefore, the payment of different per-share dividends by each class.

2.	Significant accounting policies

The financial statements have been prepared to comply with accounting principles generally accepted in the United States of America. These principles require management to make estimates and assumptions that affect reported amounts and disclosures. Actual results could differ from those estimates. The fund follows the significant accounting policies described below, as well as the valuation policies described in the next section on valuation.

Security transactions and related investment income – Security transactions are recorded by the fund as of the date the trades are executed with brokers. Realized gains and losses from security transactions are determined based on the specific identified cost of the securities. Dividend income is recognized on the ex-dividend date and interest income is recognized on an accrual basis. Market discounts, premiums and original issue discounts on fixed-income securities are amortized daily over the expected life of the security.

Class allocations – Income, fees and expenses (other than class-specific fees and expenses) and realized and unrealized gains and losses are allocated daily among the various share classes based on their relative net assets. Class-specific fees and expenses, such as distribution, administrative and shareholder services, are charged directly to the respective share class.

Dividends and distributions to shareholders – Dividends and distributions paid to shareholders are recorded on the ex-dividend date.

Currency translation – Assets and liabilities, including investment securities, denominated in currencies other than U.S. dollars are translated into U.S. dollars at the exchange rates in effect on the valuation date. Purchases and sales of investment securities and income and expenses are translated into U.S. dollars at the exchange rates on the dates of such transactions. On the accompanying financial statements, the effects of changes in exchange rates on investment securities are included with the net realized gain or loss and net unrealized appreciation or depreciation on investments. The realized gain or loss and unrealized appreciation or depreciation resulting from all other transactions denominated in currencies other than U.S. dollars are disclosed separately.

3.	Valuation

The fund’s investments are reported at fair value as defined by accounting principles generally accepted in the United States of America. The fund generally determines the net asset value of each share class as of approximately 4:00 p.m. New York time each day the New York Stock Exchange is open.

Methods and inputs – The fund uses the following methods and inputs to establish the fair value of its assets and liabilities. Use of particular methods and inputs may vary over time based on availability and relevance as market and economic conditions evolve.

Equity securities are generally valued at the official closing price of, or the last reported sale price on, the exchange or market on which such securities are traded, as of the close of business on the day the securities are being valued or, lacking any sales, at the last available bid price. Prices for each security are taken from the principal exchange or market in which the security trades.

Fixed-income securities, including short-term securities purchased with more than 60 days left to maturity, are generally valued at prices obtained as of approximately 3:00 p.m. New York time, or relevant local time for securities trading outside U.S. time zones, from one or more pricing vendors. Vendors value such securities based on one or more of the inputs described in the following table. The table provides examples of inputs that are commonly relevant for valuing particular classes of fixed-income securities in which the fund is authorized to invest. However, these classifications are not exclusive, and any of the inputs may be used to value any other class of fixed-income security.

Fixed-income class	Examples of standard inputs
All
Benchmark yields, transactions, bids, offers, quotations from dealers and trading systems, new issues, spreads and other relationships observed in the markets among comparable securities; and proprietary pricing models such as yield measures calculated using factors such as cash flows, financial or collateral performance and other reference data (collectively referred to as “standard inputs”)

Corporate bonds & notes; convertible securities	Standard inputs and underlying equity of the issuer
Bonds & notes of governments & government agencies	Standard inputs and interest rate volatilities

Where the investment adviser deems it appropriate to do so (such as when vendor prices are unavailable or not deemed to be representative), fixed-income securities will be valued in good faith at the mean quoted bid and asked prices that are reasonably and timely available (or bid prices, if asked prices are not available) or at prices for securities of comparable maturity, quality and type.

Securities with both fixed-income and equity characteristics, or equity securities traded principally among fixed-income dealers, are generally valued in the manner described above for either equity or fixed-income securities, depending on which method is deemed most appropriate by the investment adviser. Short-term securities purchased within 60 days to maturity are valued at amortized cost, which approximates fair value. The value of short-term securities originally purchased with maturities greater than 60 days is determined based on an amortized value to par when they reach 60 days. Forward currency contracts are valued at the mean of representative quoted bid and asked prices, generally based on prices supplied by one or more pricing vendors.

Securities and other assets for which representative market quotations are not readily available or are considered unreliable by the investment adviser are fair valued as determined in good faith under guidelines adopted by authority of the fund's board of directors. Market quotations may be considered unreliable if events occur that materially affect the value of securities (particularly equity securities trading outside the U.S.) between the close of trading in those securities and the close of regular trading on the New York Stock Exchange. Various inputs may be reviewed in order to make a good faith determination of a security’s fair value. These inputs include, but are not limited to, the type and cost of the security; contractual or legal restrictions on resale of the security; relevant financial or business developments of the issuer; actively traded similar or related securities; conversion or exchange rights on the security; related corporate actions; significant events occurring after the close of trading in the security; and changes in overall market conditions. Fair valuations and valuations of investments that are not actively trading involve judgment and may differ materially from valuations that would have been used had greater market activity occurred.

Classifications - The fund classifies its assets and liabilities into three levels based on the inputs used to value the assets or liabilities. Level 1 values are based on quoted prices in active markets for identical securities. Level 2 values are based on significant observable market inputs, such as quoted prices for similar securities and quoted prices in inactive markets. Level 3 values are based on significant unobservable inputs that reflect the fund’s determination of assumptions that market participants might reasonably use in valuing the securities. The valuation levels are not necessarily an indication of the risk or liquidity associated with the underlying investment. For example, U.S. government securities are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market. The following table presents the fund’s valuation levels as of April 30, 2011 (dollars in thousands):

Investment securities:	Level 1	Level 2	Level 3	Total
Common stocks:
Financials	$2,797,234	$111,636	$-	$2,908,870
Consumer staples	2,551,864	-	-	2,551,864
Consumer discretionary	2,198,482	-	-	2,198,482
Telecommunication services	1,872,009	-	-	1,872,009
Materials	1,668,959	-	-	1,668,959
Industrials	1,649,076	-	-	1,649,076
Health care	1,478,427	-	-	1,478,427
Information technology	1,433,915	-	-	1,433,915
Energy	1,419,892	-	-	1,419,892
Utilities	491,690	-	-	491,690
Miscellaneous	1,098,533	-	-	1,098,533
Warrants	2,953	-	-	2,953
Bonds & notes:
Bonds & notes of governments outside the U.S.	-	1,656,095	-	1,656,095
Corporate bonds & notes	-	337,370	-	337,370
Short-term securities	-	1,579,627	-	1,579,627
Total	$18,663,034	$3,684,728	$-	$22,347,762

The following table reconciles the valuation of the fund's Level 3 investment securities and related transactions for the six months ended April 30, 2011 (dollars in thousands):

	Beginning value at 11/1/2010	Transfers into Level 3(*)	Unrealized depreciation(†)	Transfers out of Level 3(*)	Ending value at 4/30/2011
Investment securities	$-	$8,838	$(632)	$(8,206)	$-

(*) Transfers into or out of Level 3 are based on the beginning market value of the quarter in which they occurred.
(†) Net unrealized depreciation is included in the related amounts on investments in the statement of operations.

4.	Risk factors

Investing in the fund may involve certain risks including, but not limited to, those described below.

Market conditions – The prices of, and the income generated by, the common stocks and other securities held by the fund may decline due to market conditions and other factors, including those directly involving the issuers of securities held by the fund.

Investing in growth-oriented stocks – Growth-oriented stocks may involve larger price swings and greater potential for loss than other types of investments. These risks may be even greater in the case of smaller capitalization stocks.

Investing outside the U.S. – Securities of issuers domiciled outside the U.S., or with significant operations outside the U.S., may lose value because of political, social or economic developments in the country or region in which the issuer operates. These securities may also lose value due to changes in the exchange rate of the country’s currency against the U.S. dollar. Securities markets in certain countries may be more volatile and/or less liquid than those in the U.S. Investments outside the U.S. may also be subject to different settlement and accounting practices and different regulatory, legal and reporting standards than those in the U.S. The risks of investing outside the U.S. may be heightened in connection with investments in developing countries.

Investing in developing countries – Investing in countries with developing economies and/or markets may involve risks in addition to and greater than those generally associated with investing in developed countries. For instance, developing countries may have less developed legal and accounting systems than those in developed countries. The governments of these countries may be more unstable and more likely to impose capital controls, nationalize a company or industry, place restrictions on foreign ownership and on withdrawing sale proceeds of securities from the country, and/or impose punitive taxes that could adversely affect the prices of securities. In addition, the economies of these countries may be dependent on relatively few industries that are more susceptible to local and global changes. Securities markets in these countries can also be relatively small and have substantially lower trading volumes. As a result, securities issued in these countries may be more volatile and less liquid than securities issued in countries with more developed economies or markets. Additionally, because these markets may not be as mature, there may be increased settlement risks for transactions in local securities.

Investing in bonds – Rising interest rates will generally cause the prices of bonds and other debt securities to fall. In addition, falling interest rates may cause an issuer to redeem, “call” or refinance a security before its stated maturity, which may result in the fund having to reinvest the proceeds in lower yielding securities. Longer maturity debt securities may be subject to greater price fluctuations than shorter maturity debt securities.

Bonds and other debt securities are subject to credit risk, which is the possibility that the credit strength of an issuer will weaken and/or an issuer of a debt security will fail to make timely payments of principal or interest and the security will go into default.

Investing in lower rated bonds – Lower rated bonds and other lower rated debt securities generally have higher rates of interest and involve greater risk of default or price declines due to changes in the issuer’s creditworthiness than those of higher quality debt securities. The market prices of these securities may fluctuate more than the prices of higher quality debt securities and may decline significantly in periods of general economic difficulty. These risks may be increased with respect to investments in junk bonds.

Management – The investment adviser to the fund actively manages the fund’s investments. Consequently, the fund is subject to the risk that the methods and analyses employed by the investment adviser in this process may not produce the desired results. This could cause the fund to lose value or its results to lag relevant benchmarks or other funds with similar objectives.

5.	Taxation and distributions

Federal income taxation – The fund complies with the requirements under Subchapter M of the Internal Revenue Code applicable to mutual funds and intends to distribute substantially all of its net taxable income and net capital gains each year. The fund is not subject to income taxes to the extent such distributions are made. Therefore, no federal income tax provision is required.

As of and during the period ended April 30, 2011, the fund did not have a liability for any unrecognized tax benefits. The fund recognizes interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the statement of operations. During the period, the fund did not incur any interest or penalties.

The fund is not subject to examination by U.S. federal tax authorities for tax years before 2006, by state tax authorities for tax years before 2005 and by tax authorities outside the U.S. for tax years before 2004.

Non-U.S. taxation – Dividend and interest income are recorded net of non-U.S. taxes paid. Gains realized by the fund on the sale of securities in certain countries are subject to non-U.S. taxes. The fund records a liability based on unrealized gains to provide for potential non-U.S. taxes payable upon the sale of these securities.

Distributions – Distributions paid to shareholders are based on net investment income and net realized gains determined on a tax basis, which may differ from net investment income and net realized gains for financial reporting purposes. These differences are due primarily to different treatment for items such as currency gains and losses; short-term capital gains and losses; capital losses related to sales of certain securities within 30 days of purchase; unrealized appreciation of certain investments in securities outside the U.S.; cost of investments sold; net capital losses; and income on certain investments. The fiscal year in which amounts are distributed may differ from the year in which the net investment income and net realized gains are recorded by the fund for financial reporting purposes.

The components of distributable earnings on a tax basis are reported as of the fund’s most recent year-end. As of October 31, 2010, the components of distributable earnings on a tax basis were as follows:

(dollars in thousands)
Undistributed ordinary income	$264,114
Capital loss carryforward expiring 2017*	(1,070,528)

*The capital loss carryforward will be used to offset any capital gains realized by the fund in the current year or in subsequent years through the expiration date. The fund will not make distributions from capital gains while a capital loss carryforward remains.

Under the Regulated Investment Company Modernization Act of 2010 (the “Act”), net capital losses recognized after October 31, 2011, may be carried forward indefinitely, and their character is retained as short-term and/or long-term losses. Previously, net capital losses were carried forward for eight years and treated as short-term losses. As a transition rule, the Act requires that post-enactment net capital losses be used before pre-enactment net capital losses.

As of April 30, 2011, the tax basis unrealized appreciation (depreciation) and cost of investment securities were as follows:

(dollars in thousands)
Gross unrealized appreciation on investment securities	$6,398,281
Gross unrealized depreciation on investment securities	(407,159)
Net unrealized appreciation on investment securities	5,991,122
Cost of investment securities	16,356,640

Tax-basis distributions paid to shareholders from ordinary income were as follows (dollars in thousands):

Share class	Six months ended April 30, 2011	Year ended October 31, 2010
Class A	$193,888	$133,041
Class B	2,759	2,385
Class C	9,725	6,605
Class F-1	28,760	15,617
Class F-2	15,044	6,841
Class 529-A	8,281	4,940
Class 529-B	254	217
Class 529-C	1,073	609
Class 529-E	355	211
Class 529-F-1	420	232
Class R-1	363	262
Class R-2	2,877	1,910
Class R-3	4,841	3,170
Class R-4	4,055	2,688
Class R-5	9,367	7,121
Class R-6	6,133	3,867
Total	$288,195	$189,716

6.	Fees and transactions with related parties

Capital Research and Management Company ("CRMC"), the fund’s investment adviser, is the parent company of American Funds Distributors,® Inc. ("AFD"), the principal underwriter of the fund’s shares, and American Funds Service Company® ("AFS"), the fund’s transfer agent.

Investment advisory services – The fund has an investment advisory and service agreement with CRMC that provides for monthly fees accrued daily. These fees are based on a series of decreasing annual rates beginning with 0.850% on the first $500 million of daily net assets and decreasing to 0.490% on such assets in excess of $21 billion. For the six months ended April 30, 2011, the investment advisory services fee was $58,005,000, which was equivalent to an annualized rate of 0.556% of average daily net assets.

Class-specific fees and expenses – Expenses that are specific to individual share classes are accrued directly to the respective share class. The principal class-specific fees and expenses are described below:

Distribution services – The fund has plans of distribution for all share classes, except Classes F-2, R-5 and R-6. Under the plans, the board of directors approves certain categories of expenses that are used to finance activities primarily intended to sell fund shares and service existing accounts. The plans provide for payments, based on an annualized percentage of average daily net assets, ranging from 0.30% to 1.00% as noted on the following page. In some cases, the board of directors has limited the amounts that may be paid to less than the maximum allowed by the plans. All share classes with a plan may use up to 0.25% of average daily net assets to pay service fees, or to compensate AFD for paying service fees, to firms that have entered into agreements with AFD to provide certain shareholder services. The remaining amounts available to be paid under each plan are paid to dealers to compensate them for their sales activities.

For Classes A and 529-A, distribution-related expenses include the reimbursement of dealer and wholesaler commissions paid by AFD for certain shares sold without a sales charge. These classes reimburse AFD for amounts billed within the prior 15 months but only to the extent that the overall annual expense limit of 0.30% is not exceeded. As of April 30, 2011, there were no unreimbursed expenses subject to reimbursement for Classes A or 529-A.

Share class	Currently approved limits	Plan limits
Class A	0.30%	0.30%
Class 529-A	0.30	0.50
Classes B and 529-B	1.00	1.00
Classes C, 529-C and R-1	1.00	1.00
Class R-2	0.75	1.00
Classes 529-E and R-3	0.50	0.75
Classes F-1, 529-F-1 and R-4	0.25	0.50

Transfer agent services – The fund has a transfer agent agreement with AFS for Classes A and B. Under this agreement, these share classes compensate AFS for transfer agent services including shareholder recordkeeping, communications and transaction processing. AFS is also compensated for certain transfer agent services provided to all other share classes from the administrative services fees paid to CRMC as described below.

Administrative services – The fund has an administrative services agreement with CRMC for all share classes, except Classes A and B, to provide certain services, including transfer agent and recordkeeping services; coordinating, monitoring, assisting and overseeing third-party service providers; and educating advisers and shareholders about the impact of market-related events, tax laws affecting investments, retirement plan restrictions, exchange limitations and other related matters. Each relevant share class pays CRMC annual fees up to 0.15% (0.10% for Class R-5 and 0.05% for Class R-6) based on its respective average daily net assets. Each relevant share class also pays AFS additional amounts for certain transfer agent services. CRMC and AFS may use these fees to compensate third parties for performing these services.

Each 529 share class is subject to an additional administrative services fee payable to the Commonwealth of Virginia for the maintenance of the 529 college savings plan. The quarterly fee is based on a series of decreasing annual rates beginning with 0.10% on the first $30 billion of the net assets invested in Class 529 shares of the American Funds and decreasing to 0.06% on such assets between $120 billion and $150 billion. The fee for any given calendar quarter is accrued and calculated on the basis of the average net assets of Class 529 shares of the American Funds for the last month of the prior calendar quarter. Although these amounts are included with administrative services fees on the accompanying financial statements, the Commonwealth of Virginia is not considered a related party.

Expenses under the agreements described on the previous page for the six months ended April 30, 2011, were as follows (dollars in thousands):

			Administrative services
Share class	Distribution services	Transfer agent services	CRMC administrative services	Transfer agent services	Commonwealth of Virginia administrative services
Class A	$15,821	$11,682	Not applicable	Not applicable	Not applicable
Class B	2,020	358	Not applicable	Not applicable	Not applicable
Class C	5,858	Included in administrative services	$879	$182	Not applicable
Class F-1	2,467		1,484	124	Not applicable
Class F-2	Not applicable		636	22	Not applicable
Class 529-A	601		350	69	$300
Class 529-B	204		24	8	20
Class 529-C	705		82	26	71
Class 529-E	76		18	4	15
Class 529-F-1	-		16	3	14
Class R-1	230		28	19	Not applicable
Class R-2	1,385		276	531	Not applicable
Class R-3	1,027		303	186	Not applicable
Class R-4	350		201	11	Not applicable
Class R-5	Not applicable		214	15	Not applicable
Class R-6	Not applicable		91	3	Not applicable
Total	$30,744	$12,040	$4,602	$1,203	$420

Directors’ deferred compensation – Directors who are unaffiliated with CRMC may elect to defer the cash payment of part or all of their compensation. These deferred amounts, which remain as liabilities of the fund, are treated as if invested in shares of the fund or other American Funds. These amounts represent general, unsecured liabilities of the fund and vary according to the total returns of the selected funds. Directors’ compensation of $312,000, shown on the accompanying financial statements, includes $203,000 in current fees (either paid in cash or deferred) and a net increase of $109,000 in the value of the deferred amounts.

Affiliated officers and directors – Officers and certain directors of the fund are or may be considered to be affiliated with CRMC, AFS and AFD. No affiliated officers or directors received any compensation directly from the fund.

7.	Capital share transactions

Capital share transactions in the fund were as follows (dollars and shares in thousands):

	Sales(*)		Reinvestments of dividends		Repurchases(*)		Net increase (decrease)
Share class	Amount	Shares	Amount	Shares	Amount	Shares	Amount	Shares
Six months ended April 30, 2011
Class A	$1,697,653	31,146	$187,693	3,477	$(1,341,302)	(24,721)	$544,044	9,902
Class B	25,251	472	2,705	51	(58,153)	(1,090)	(30,197)	(567)
Class C	187,130	3,541	9,443	180	(130,576)	(2,483)	65,997	1,238
Class F-1	455,250	8,410	27,572	514	(310,526)	(5,743)	172,296	3,181
Class F-2	250,591	4,586	12,962	240	(91,701)	(1,694)	171,852	3,132
Class 529-A	107,986	1,998	8,280	154	(29,204)	(541)	87,062	1,611
Class 529-B	2,885	54	254	5	(5,048)	(95)	(1,909)	(36)
Class 529-C	31,657	598	1,072	20	(8,402)	(159)	24,327	459
Class 529-E	5,265	98	355	6	(1,788)	(33)	3,832	71
Class 529-F-1	6,410	119	420	8	(2,241)	(42)	4,589	85
Class R-1	11,303	214	362	7	(9,058)	(172)	2,607	49
Class R-2	80,056	1,512	2,873	55	(68,057)	(1,289)	14,872	278
Class R-3	100,947	1,875	4,834	90	(82,148)	(1,531)	23,633	434
Class R-4	70,229	1,292	4,052	75	(48,284)	(892)	25,997	475
Class R-5	73,309	1,340	9,357	173	(265,649)	(4,862)	(182,983)	(3,349)
Class R-6	84,850	1,559	6,132	114	(18,785)	(347)	72,197	1,326
Total net increase
(decrease)	$3,190,772	58,814	$278,366	5,169	$(2,470,922)	(45,694)	$998,216	18,289

Year ended October 31, 2010
Class A	$2,711,623	55,852	$127,149	2,739	$(2,183,024)	(45,922)	$655,748	12,669
Class B	46,661	979	2,324	51	(108,873)	(2,322)	(59,888)	(1,292)
Class C	300,411	6,379	6,366	141	(201,838)	(4,384)	104,939	2,136
Class F-1	906,894	18,868	14,092	306	(445,876)	(9,484)	475,110	9,690
Class F-2	387,954	8,082	5,641	122	(95,567)	(2,014)	298,028	6,190
Class 529-A	125,515	2,614	4,939	107	(41,990)	(883)	88,464	1,838
Class 529-B	3,729	79	217	5	(6,813)	(145)	(2,867)	(61)
Class 529-C	35,858	762	609	13	(15,977)	(345)	20,490	430
Class 529-E	7,149	151	211	5	(2,843)	(60)	4,517	96
Class 529-F-1	8,568	180	232	5	(1,795)	(37)	7,005	148
Class R-1	21,739	461	260	6	(16,478)	(360)	5,521	107
Class R-2	123,950	2,644	1,907	42	(103,880)	(2,236)	21,977	450
Class R-3	162,896	3,406	3,166	69	(113,088)	(2,390)	52,974	1,085
Class R-4	138,968	2,883	2,686	58	(86,855)	(1,825)	54,799	1,116
Class R-5	137,131	2,841	7,114	153	(135,364)	(2,896)	8,881	98
Class R-6	107,037	2,220	3,867	83	(71,539)	(1,513)	39,365	790
Total net increase
(decrease)	$5,226,083	108,401	$180,780	3,905	$(3,631,800)	(76,816)	$1,775,063	35,490

* Includes exchanges between share classes of the fund.

8.	Investment transactions

The fund made purchases and sales of investment securities, excluding short-term securities and U.S. government obligations, if any, of $3,301,083,000 and $2,119,335,000, respectively, during the six months ended April 30, 2011.

9.	Forward currency contracts

The fund has entered into forward currency contracts, which represent agreements to exchange currencies on specific future dates at predetermined rates. The fund enters into these contracts to manage its exposure to changes in exchange rates. Upon entering into these contracts, risks may arise from the potential inability of counterparties to meet the terms of their contracts and from possible movements in exchange rates.

On a daily basis, the fund values forward currency contracts based on the applicable exchange rate and records unrealized appreciation or depreciation for open forward currency contracts in the statement of assets and liabilities. The fund records realized gains or losses at the time the forward contract is closed or offset by another contract with the same broker for the same settlement date and currency. Closed forward currency contracts that have not reached their settlement date are included in the respective receivables or payables for closed forward currency contracts in the statement of assets and liabilities. Net realized gains or losses from closed forward currency contracts and net unrealized appreciation or depreciation from open forward currency contracts are recorded in the statement of operations. As of April 30, 2011, the fund did not have any open forward currency contracts.

Financial highlights(1)

			Income (loss) from investment operations(2)			Dividends and distributions
		Net asset value, beginning of period	Net investment income	Net gains (losses) on securities (both realized and unrealized)	Total from investment operations	Dividends (from net investment income)	Distributions (from capital gains)	Total dividends and distributions	Net asset value, end of period	Total return(3)(4)	Net assets, end of period (in millions)	Ratio of expenses to average net assets before reimbursements/ waivers		Ratio of expenses to average net assets after reimbursements/ waivers(4)		Ratio of net income to average net assets(4)

Class A:	Six months ended 4/30/2011(5)	$54.58	$.31	$3.30	$3.61	$(.78)	$-	$(.78)	$57.41	6.70%	$14,595	1.02	%⁽⁶⁾	1.02	%⁽⁶⁾	1.14	%⁽⁶⁾
	Year ended 10/31/2010	44.76	.77	9.62	10.39	(.57)	-	(.57)	54.58	23.43	13,335	1.04		1.04		1.60
	Year ended 10/31/2009	32.48	.76	12.03	12.79	(.51)	-	(.51)	44.76	40.04	10,369	1.18		1.17		2.11
	Year ended 10/31/2008	65.91	1.13	(29.59)	(28.46)	(1.18)	(3.79)	(4.97)	32.48	(46.63)	7,371	1.01		.95		2.10
	Year ended 10/31/2007	47.54	1.02	20.49	21.51	(.91)	(2.23)	(3.14)	65.91	47.79	13,752	1.02		.96		1.92
	Year ended 10/31/2006	36.32	.93	11.02	11.95	(.73)	-	(.73)	47.54	33.37	7,791	1.06		1.00		2.19

Class B:	Six months ended 4/30/2011(5)	53.42	.09	3.25	3.34	(.36)	-	(.36)	56.40	6.29	409	1.79⁽⁶⁾		1.79⁽⁶⁾		.34⁽⁶⁾
	Year ended 10/31/2010	43.87	.38	9.43	9.81	(.26)	-	(.26)	53.42	22.48	417	1.82		1.82		.81
	Year ended 10/31/2009	31.68	.48	11.82	12.30	(.11)	-	(.11)	43.87	38.94	399	1.96		1.95		1.35
	Year ended 10/31/2008	64.48	.70	(28.92)	(28.22)	(.79)	(3.79)	(4.58)	31.68	(47.04)	308	1.79		1.73		1.32
	Year ended 10/31/2007	46.62	.60	20.09	20.69	(.60)	(2.23)	(2.83)	64.48	46.65	588	1.79		1.73		1.14
	Year ended 10/31/2006	35.71	.59	10.84	11.43	(.52)	-	(.52)	46.62	32.33	332	1.85		1.79		1.40

Class C:	Six months ended 4/30/2011(5)	52.80	.10	3.19	3.29	(.44)	-	(.44)	55.65	6.27	1,258	1.80⁽⁶⁾		1.80⁽⁶⁾		.37⁽⁶⁾
	Year ended 10/31/2010	43.43	.39	9.31	9.70	(.33)	-	(.33)	52.80	22.51	1,128	1.82		1.82		.83
	Year ended 10/31/2009	31.32	.48	11.73	12.21	(.10)	-	(.10)	43.43	39.03	835	1.90		1.89		1.36
	Year ended 10/31/2008	63.83	.67	(28.59)	(27.92)	(.80)	(3.79)	(4.59)	31.32	(47.06)	551	1.81		1.76		1.29
	Year ended 10/31/2007	46.20	.57	19.89	20.46	(.60)	(2.23)	(2.83)	63.83	46.60	1,033	1.83		1.78		1.10
	Year ended 10/31/2006	35.42	.57	10.75	11.32	(.54)	-	(.54)	46.20	32.27	532	1.89		1.83		1.36

Class F-1:	Six months ended 4/30/2011(5)	54.23	.31	3.28	3.59	(.80)	-	(.80)	57.02	6.71	2,162	1.02⁽⁶⁾		1.02⁽⁶⁾		1.15⁽⁶⁾
	Year ended 10/31/2010	44.51	.77	9.55	10.32	(.60)	-	(.60)	54.23	23.43	1,884	1.04		1.04		1.61
	Year ended 10/31/2009	32.28	.77	11.96	12.73	(.50)	-	(.50)	44.51	40.14	1,115	1.11		1.11		2.13
	Year ended 10/31/2008	65.54	1.11	(29.39)	(28.28)	(1.19)	(3.79)	(4.98)	32.28	(46.64)	686	1.02		.96		2.08
	Year ended 10/31/2007	47.29	1.01	20.38	21.39	(.91)	(2.23)	(3.14)	65.54	47.79	1,289	1.02		.96		1.91
	Year ended 10/31/2006	36.13	.92	10.97	11.89	(.73)	-	(.73)	47.29	33.38	673	1.07		1.01		2.18

Class F-2:	Six months ended 4/30/2011(5)	54.68	.39	3.29	3.68	(.92)	-	(.92)	57.44	6.84	1,050	.75⁽⁶⁾		.75⁽⁶⁾		1.44⁽⁶⁾
	Year ended 10/31/2010	44.86	.91	9.63	10.54	(.72)	-	(.72)	54.68	23.77	829	.76		.76		1.89
	Year ended 10/31/2009	32.50	.75	12.17	12.92	(.56)	-	(.56)	44.86	40.51	402	.83		.82		1.89
	Period from 8/1/2008 to 10/31/2008	52.88	.19	(20.57)	(20.38)	-	-	-	32.50	(38.52)	47	.20		.19		.49

Class 529-A:	Six months ended 4/30/2011(5)	54.24	.30	3.27	3.57	(.77)	-	(.77)	57.04	6.68	676	1.06⁽⁶⁾		1.06⁽⁶⁾		1.13⁽⁶⁾
	Year ended 10/31/2010	44.51	.75	9.55	10.30	(.57)	-	(.57)	54.24	23.37	555	1.08		1.08		1.57
	Year ended 10/31/2009	32.31	.75	11.97	12.72	(.52)	-	(.52)	44.51	40.06	374	1.18		1.17		2.09
	Year ended 10/31/2008	65.60	1.10	(29.43)	(28.33)	(1.17)	(3.79)	(4.96)	32.31	(46.66)	234	1.05		.99		2.06
	Year ended 10/31/2007	47.35	1.00	20.39	21.39	(.91)	(2.23)	(3.14)	65.60	47.71	355	1.07		1.01		1.87
	Year ended 10/31/2006	36.19	.92	10.97	11.89	(.73)	-	(.73)	47.35	33.32	171	1.09		1.03		2.15

Class 529-B:	Six months ended 4/30/2011(5)	53.02	.07	3.23	3.30	(.33)	-	(.33)	55.99	6.26	42	1.87⁽⁶⁾		1.87⁽⁶⁾		.28⁽⁶⁾
	Year ended 10/31/2010	43.57	.34	9.37	9.71	(.26)	-	(.26)	53.02	22.38	42	1.90		1.90		.73
	Year ended 10/31/2009	31.51	.45	11.75	12.20	(.14)	-	(.14)	43.57	38.91	37	2.01		2.00		1.29
	Year ended 10/31/2008	64.17	.64	(28.75)	(28.11)	(.76)	(3.79)	(4.55)	31.51	(47.10)	26	1.88		1.82		1.23
	Year ended 10/31/2007	46.44	.54	19.99	20.53	(.57)	(2.23)	(2.80)	64.17	46.49	42	1.90		1.84		1.03
	Year ended 10/31/2006	35.58	.53	10.81	11.34	(.48)	-	(.48)	46.44	32.14	22	1.97		1.90		1.28

Class 529-C:	Six months ended 4/30/2011(5)	52.98	.09	3.19	3.28	(.42)	-	(.42)	55.84	6.24	161	1.87⁽⁶⁾		1.87⁽⁶⁾		.33⁽⁶⁾
	Year ended 10/31/2010	43.57	.36	9.35	9.71	(.30)	-	(.30)	52.98	22.39	129	1.89		1.89		.76
	Year ended 10/31/2009	31.50	.44	11.76	12.20	(.13)	-	(.13)	43.57	38.89	87	2.00		2.00		1.26
	Year ended 10/31/2008	64.17	.65	(28.76)	(28.11)	(.77)	(3.79)	(4.56)	31.50	(47.09)	55	1.87		1.82		1.24
	Year ended 10/31/2007	46.45	.54	20.00	20.54	(.59)	(2.23)	(2.82)	64.17	46.50	86	1.90		1.84		1.04
	Year ended 10/31/2006	35.60	.54	10.81	11.35	(.50)	-	(.50)	46.45	32.19	43	1.96		1.89		1.29

Class 529-E:	Six months ended 4/30/2011(5)	$53.81	$.22	$3.25	$3.47	$(.64)	$-	$(.64)	$56.64	6.52%	$34	1.36	%⁽⁶⁾	1.36	%⁽⁶⁾	.83	%⁽⁶⁾
	Year ended 10/31/2010	44.19	.60	9.49	10.09	(.47)	-	(.47)	53.81	23.01	29	1.38		1.38		1.27
	Year ended 10/31/2009	32.03	.63	11.90	12.53	(.37)	-	(.37)	44.19	39.61	19	1.49		1.48		1.78
	Year ended 10/31/2008	65.10	.92	(29.20)	(28.28)	(1.00)	(3.79)	(4.79)	32.03	(46.82)	12	1.36		1.31		1.74
	Year ended 10/31/2007	47.04	.82	20.26	21.08	(.79)	(2.23)	(3.02)	65.10	47.23	19	1.39		1.33		1.55
	Year ended 10/31/2006	36.00	.77	10.91	11.68	(.64)	-	(.64)	47.04	32.87	10	1.43		1.37		1.82

Class 529-F-1:	Six months ended 4/30/2011(5)	54.31	.36	3.26	3.62	(.86)	-	(.86)	57.07	6.77	32	.86⁽⁶⁾		.86⁽⁶⁾		1.34⁽⁶⁾
	Year ended 10/31/2010	44.55	.85	9.56	10.41	(.65)	-	(.65)	54.31	23.63	26	.88		.88		1.77
	Year ended 10/31/2009	32.36	.81	11.97	12.78	(.59)	-	(.59)	44.55	40.31	15	.99		.98		2.27
	Year ended 10/31/2008	65.66	1.20	(29.46)	(28.26)	(1.25)	(3.79)	(5.04)	32.36	(46.55)	9	.86		.81		2.24
	Year ended 10/31/2007	47.36	1.09	20.40	21.49	(.96)	(2.23)	(3.19)	65.66	47.98	15	.89		.83		2.05
	Year ended 10/31/2006	36.15	.98	10.97	11.95	(.74)	-	(.74)	47.36	33.55	8	.93		.87		2.31

Class R-1:	Six months ended 4/30/2011(5)	52.87	.09	3.20	3.29	(.42)	-	(.42)	55.74	6.27	49	1.81⁽⁶⁾		1.81⁽⁶⁾		.36⁽⁶⁾
	Year ended 10/31/2010	43.51	.38	9.33	9.71	(.35)	-	(.35)	52.87	22.44	44	1.85		1.85		.80
	Year ended 10/31/2009	31.45	.43	11.77	12.20	(.14)	-	(.14)	43.51	38.94	32	1.96		1.96		1.20
	Year ended 10/31/2008	64.12	.67	(28.68)	(28.01)	(.87)	(3.79)	(4.66)	31.45	(47.04)	14	1.79		1.74		1.28
	Year ended 10/31/2007	46.46	.58	19.96	20.54	(.65)	(2.23)	(2.88)	64.12	46.57	25	1.86		1.79		1.11
	Year ended 10/31/2006	35.64	.57	10.80	11.37	(.55)	-	(.55)	46.46	32.22	11	1.93		1.83		1.35

Class R-2:	Six months ended 4/30/2011(5)	52.91	.10	3.21	3.31	(.41)	-	(.41)	55.81	6.29	399	1.79⁽⁶⁾		1.79⁽⁶⁾		.38⁽⁶⁾
	Year ended 10/31/2010	43.50	.37	9.33	9.70	(.29)	-	(.29)	52.91	22.45	364	1.84		1.84		.80
	Year ended 10/31/2009	31.48	.43	11.74	12.17	(.15)	-	(.15)	43.50	38.80	280	2.03		2.02		1.22
	Year ended 10/31/2008	64.18	.65	(28.74)	(28.09)	(.82)	(3.79)	(4.61)	31.48	(47.09)	157	1.87		1.81		1.24
	Year ended 10/31/2007	46.46	.59	20.00	20.59	(.64)	(2.23)	(2.87)	64.18	46.61	245	1.90		1.76		1.12
	Year ended 10/31/2006	35.62	.58	10.80	11.38	(.54)	-	(.54)	46.46	32.30	110	2.05		1.80		1.38

Class R-3:	Six months ended 4/30/2011(5)	53.91	.22	3.26	3.48	(.63)	-	(.63)	56.76	6.53	444	1.35⁽⁶⁾		1.35⁽⁶⁾		.82⁽⁶⁾
	Year ended 10/31/2010	44.29	.61	9.50	10.11	(.49)	-	(.49)	53.91	23.01	398	1.38		1.38		1.28
	Year ended 10/31/2009	32.09	.64	11.93	12.57	(.37)	-	(.37)	44.29	39.66	279	1.47		1.46		1.77
	Year ended 10/31/2008	65.24	.92	(29.25)	(28.33)	(1.03)	(3.79)	(4.82)	32.09	(46.82)	149	1.37		1.31		1.74
	Year ended 10/31/2007	47.13	.82	20.30	21.12	(.78)	(2.23)	(3.01)	65.24	47.24	238	1.39		1.33		1.55
	Year ended 10/31/2006	36.07	.74	10.94	11.68	(.62)	-	(.62)	47.13	32.77	100	1.49		1.42		1.75

Class R-4:	Six months ended 4/30/2011(5)	54.43	.31	3.28	3.59	(.79)	-	(.79)	57.23	6.69	309	1.01⁽⁶⁾		1.01⁽⁶⁾		1.16⁽⁶⁾
	Year ended 10/31/2010	44.68	.78	9.59	10.37	(.62)	-	(.62)	54.43	23.46	268	1.03		1.03		1.63
	Year ended 10/31/2009	32.43	.76	12.02	12.78	(.53)	-	(.53)	44.68	40.13	170	1.11		1.10		2.07
	Year ended 10/31/2008	65.83	1.11	(29.54)	(28.43)	(1.18)	(3.79)	(4.97)	32.43	(46.64)	78	1.04		.98		2.09
	Year ended 10/31/2007	47.51	1.01	20.46	21.47	(.92)	(2.23)	(3.15)	65.83	47.74	107	1.06		1.00		1.88
	Year ended 10/31/2006	36.33	.91	11.01	11.92	(.74)	-	(.74)	47.51	33.29	41	1.11		1.05		2.12

Class R-5:	Six months ended 4/30/2011(5)	54.81	.37	3.33	3.70	(.92)	-	(.92)	57.59	6.86	390	.71⁽⁶⁾		.71⁽⁶⁾		1.37⁽⁶⁾
	Year ended 10/31/2010	44.94	.91	9.66	10.57	(.70)	-	(.70)	54.81	23.79	554	.74		.74		1.90
	Year ended 10/31/2009	32.65	.93	12.02	12.95	(.66)	-	(.66)	44.94	40.56	450	.80		.80		2.65
	Year ended 10/31/2008	66.19	1.27	(29.70)	(28.43)	(1.32)	(3.79)	(5.11)	32.65	(46.48)	495	.73		.68		2.37
	Year ended 10/31/2007	47.71	1.17	20.56	21.73	(1.02)	(2.23)	(3.25)	66.19	48.16	728	.76		.70		2.17
	Year ended 10/31/2006	36.43	1.04	11.05	12.09	(.81)	-	(.81)	47.71	33.72	350	.81		.75		2.44

Class R-6:	Six months ended 4/30/2011(5)	54.76	.42	3.28	3.70	(.95)	-	(.95)	57.51	6.87	420	.66⁽⁶⁾		.66⁽⁶⁾		1.54⁽⁶⁾
	Year ended 10/31/2010	44.85	.94	9.65	10.59	(.68)	-	(.68)	54.76	23.89	327	.68		.68		1.96
	Six months ended 10/31/2009	34.02	.40	10.43	10.83	-	-	-	44.85	31.83	232	.75	(6)	.75	(6)	1.94	(6)

	Six months ended April 30,	Year ended October 31
	2011(5)	2010	2009	2008	2007	2006

Portfolio turnover rate for all share classes	11%	20%	36%	35%	31%	30%

(1)Based on operations for the periods shown (unless otherwise noted) and, accordingly, may not be representative of a full year.
(2)Based on average shares outstanding.
(3)Total returns exclude any applicable sales charges, including contingent deferred sales charges.
(4)This column reflects the impact, if any, of certain reimbursements/waivers from CRMC. During some of the periods shown, CRMC reduced fees for investment advisory services. In addition, during some of the periods shown, CRMC paid a portion of the fund's transfer agent fees for certain retirement plan share classes.

(5)Unaudited.
(6)Annualized.

See Notes to Financial Statements

Expense example
           unaudited

As a shareholder of the fund, you incur two types of costs: (1) transaction costs, such as initial sales charges on purchase payments and contingent deferred sales charges on redemptions (loads), and (2) ongoing costs, including management fees, distribution and service (12b-1) fees, and other expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the fund so you can compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire six-month period (November 1, 2010, through April 30, 2011).

Actual expenses:
The first line of each share class in the table on the next page provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses paid during period" to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes:
The second line of each share class in the table on the next page provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio for the share class and an assumed rate of return of 5.00% per year before expenses, which is not the actual return of the share class. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the fund and other funds. To do so, compare this 5.00% hypothetical example with the 5.00% hypothetical examples that appear in the shareholder reports of the other funds.

Notes:
There are some account fees that are charged to certain types of accounts, such as individual retirement accounts and 529 college savings plan accounts (generally, a $10 fee is charged to set up the account and an additional $10 fee is charged to the account annually), that would increase the amount of expenses paid on your account. In addition, retirement plan participants may be subject to certain fees charged by the plan sponsor, and Class F-1, F-2 and 529-F-1 shareholders may be subject to fees charged by financial intermediaries, typically ranging from 0.75% to 1.50% of assets annually depending on services offered. You can estimate the impact of these fees by adding the amount of the fees to the total estimated expenses you paid on your account during the period as calculated above. In addition, your ending account value would be lower by the amount of these fees.

Note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads). Therefore, the second line of each share class in the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning account value 11/1/2010	Ending account value 4/30/2011	Expenses paid during period*	Annualized expense ratio

Class A -- actual return	$1,000.00	$1,066.96	$5.23	1.02%
Class A -- assumed 5% return	1,000.00	1,019.74	5.11	1.02
Class B -- actual return	1,000.00	1,062.86	9.16	1.79
Class B -- assumed 5% return	1,000.00	1,015.92	8.95	1.79
Class C -- actual return	1,000.00	1,062.75	9.21	1.80
Class C -- assumed 5% return	1,000.00	1,015.87	9.00	1.80
Class F-1 -- actual return	1,000.00	1,067.07	5.23	1.02
Class F-1 -- assumed 5% return	1,000.00	1,019.74	5.11	1.02
Class F-2 -- actual return	1,000.00	1,068.38	3.85	.75
Class F-2 -- assumed 5% return	1,000.00	1,021.08	3.76	.75
Class 529-A -- actual return	1,000.00	1,066.82	5.43	1.06
Class 529-A -- assumed 5% return	1,000.00	1,019.54	5.31	1.06
Class 529-B -- actual return	1,000.00	1,062.58	9.56	1.87
Class 529-B -- assumed 5% return	1,000.00	1,015.52	9.35	1.87
Class 529-C -- actual return	1,000.00	1,062.41	9.56	1.87
Class 529-C -- assumed 5% return	1,000.00	1,015.52	9.35	1.87
Class 529-E -- actual return	1,000.00	1,065.17	6.96	1.36
Class 529-E -- assumed 5% return	1,000.00	1,018.05	6.80	1.36
Class 529-F-1 -- actual return	1,000.00	1,067.72	4.41	.86
Class 529-F-1 -- assumed 5% return	1,000.00	1,020.53	4.31	.86
Class R-1 -- actual return	1,000.00	1,062.68	9.26	1.81
Class R-1 -- assumed 5% return	1,000.00	1,015.82	9.05	1.81
Class R-2 -- actual return	1,000.00	1,062.88	9.16	1.79
Class R-2 -- assumed 5% return	1,000.00	1,015.92	8.95	1.79
Class R-3 -- actual return	1,000.00	1,065.33	6.91	1.35
Class R-3 -- assumed 5% return	1,000.00	1,018.10	6.76	1.35
Class R-4 -- actual return	1,000.00	1,066.88	5.18	1.01
Class R-4 -- assumed 5% return	1,000.00	1,019.79	5.06	1.01
Class R-5 -- actual return	1,000.00	1,068.58	3.64	.71
Class R-5 -- assumed 5% return	1,000.00	1,021.27	3.56	.71
Class R-6 -- actual return	1,000.00	1,068.71	3.39	.66
Class R-6 -- assumed 5% return	1,000.00	1,021.52	3.31	.66

*The “expenses paid during period” are equal to the “annualized expense ratio,” multiplied by the average account value over the period, multiplied by the number of days in the period, and divided by 365 (to reflect the one-half year period).

Approval of Investment Advisory and Service Agreement

The fund’s board has approved the fund’s Investment Advisory and Service Agreement (the “agreement”) with Capital Research and Management Company (“CRMC”) for an additional one-year term through December 31, 2011. The board approved the agreement following the recommendation of the fund’s Contracts Committee (the “committee”), which is composed of all of the fund’s independent board members. The board and the committee determined that the fund’s advisory fee structure was fair and reasonable in relation to the services provided and that approving the agreement was in the best interests of the fund and its shareholders.

In reaching this decision, the board and the committee took into account information furnished to them throughout the year, as well as information prepared specifically in connection with their review of the agreement and were advised by their independent counsel. They considered the factors discussed below, among others, but did not identify any single issue or particular piece of information that, in isolation, was the controlling factor.

1. Nature, extent and quality of services

The board and the committee considered the depth and quality of CRMC’s investment management process, including its global research capabilities; the experience, capability and integrity of its senior management and other personnel; the low turnover rates of its key personnel; the overall financial strength and stability of its organization; and the ongoing evolution of CRMC’s organizational structure designed to maintain and strengthen these qualities. The board and the committee also considered the nature, extent and quality of administrative, compliance and shareholder services provided by CRMC to the fund under the agreement and other agreements as well as the benefits to fund shareholders from investing in a fund that is part of a large family of funds. The board and the committee concluded that the nature, extent and quality of the services provided by CRMC have benefited and should continue to benefit the fund and its shareholders.

2. Investment results

The board and the committee considered the investment results of the fund in light of its objective of providing long term capital appreciation. They compared the fund’s total returns with those of other relevant funds (including the other funds that are the basis of the Lipper index for the category in which the fund is included) and market data such as relevant market indices, in each case as available at the time of the related board and committee meetings. This report, including the letter to shareholders and related disclosures, contains certain information about the fund’s investment results. The board and the committee concluded that the fund’s long-term results have been satisfactory and that CRMC’s record in managing the fund indicated that its continued management should benefit the fund and its shareholders.

3. Advisory fees and total expenses

The board and the committee compared the advisory fees and total expense levels of the fund to those of other relevant funds. They observed that the fund’s advisory fees and expenses remain significantly below those of most other relevant funds. The board and the committee also noted the breakpoint discounts in the fund’s advisory fee structure that reduce the level of fees charged by CRMC to the fund as fund assets increase. In addition, they reviewed information regarding the advisory fees paid by clients of an affiliate of CRMC. They noted that, to the extent there were differences between the advisory fees paid by the fund and the advisory fees paid by those clients, the differences appropriately reflected the investment, operational and regulatory differences between advising the fund and the other clients. The board and the committee concluded that the fund’s cost structure was fair and reasonable in relation to the services provided, and that the shareholders receive reasonable value in return for the advisory fees and other amounts paid to CRMC by the fund.

4. Ancillary benefits

The board and the committee considered a variety of other benefits received by CRMC and its affiliates as a result of CRMC’s relationship with the fund and the other American Funds, including fees for administrative services provided to certain share classes; fees paid to CRMC’s affiliated transfer agent; sales charges and distribution fees received and retained by the fund’s principal underwriter, an affiliate of CRMC; and possible ancillary benefits to CRMC’s institutional management affiliates. The board and the committee reviewed CRMC’s portfolio trading practices, noting that while CRMC receives the benefit of research provided by broker-dealers executing portfolio transactions on behalf of the fund, it does not obtain third-party research or other services in return for allocating brokerage to such broker-dealers. The board and the committee took these ancillary benefits into account in evaluating the reasonableness of the advisory fees and other amounts paid to CRMC by the fund.

5. Adviser financial information

The board and the committee reviewed information regarding CRMC’s costs of providing services to the American Funds, including personnel, systems and resources of investment, compliance, trading, accounting and other administrative operations. They considered CRMC’s costs and willingness to invest in technology, infrastructure and staff to maintain and expand services and capabilities, respond to industry and regulatory developments and attract and retain qualified personnel. They noted information regarding the compensation structure for CRMC’s investment professionals. The board and the committee also compared CRMC’s profitability to the reported results of several large, publicly held investment management companies. The board and the committee noted the competitiveness and cyclicality of both the mutual fund industry and the capital markets, and the importance in that environment of CRMC’s long-term profitability for maintaining its independence, company culture and management continuity. They further considered the breakpoint discounts in the fund’s advisory fee structure and the termination of CRMC’s 10% advisory fee waiver effective December 31, 2008. The board and the committee concluded that the fund’s advisory fee structure reflected a reasonable sharing of benefits between CRMC and the fund’s shareholders.

Offices of the fund and of the investment adviser
Capital Research and Management Company
333 South Hope Street
Los Angeles, CA 90071-1406

6455 Irvine Center Drive
Irvine, CA 92618

Transfer agent for shareholder accounts
American Funds Service Company
(Write to the address near you.)

P.O. Box 6007
Indianapolis, IN 46206-6007

P.O. Box 2280
Norfolk, VA 23501-2280

Custodian of assets
JPMorgan Chase Bank
270 Park Avenue
New York, NY 10017-2070

Counsel
K&L Gates LLP
Four Embarcadero Center, Suite 1200
San Francisco, CA 94111-5994

Independent registered public accounting firm
Deloitte & Touche LLP
695 Town Center Drive, Suite 1200
Costa Mesa, CA 92626-7188

Principal underwriter
American Funds Distributors, Inc.
333 South Hope Street
Los Angeles, CA 90071-1406

Investors should carefully consider the investment objectives, risks, charges and expenses of the American Funds. This and other important information is contained in the fund’s prospectus and summary prospectus, which can be obtained from your financial professional and should be read carefully before investing. You may also call American Funds Service Company (AFS) at 800/421-0180 or visit the American Funds website at americanfunds.com.

“American Funds Proxy Voting Procedures and Principles” — which describes how we vote proxies relating to portfolio securities — is available on the American Funds website or upon request by calling AFS. The fund files its proxy voting record with the U.S. Securities and Exchange Commission (SEC) for the 12 months ended June 30 by August 31. The proxy voting record is available free of charge on the SEC website at sec.gov and on the American Funds website.

A complete April 30, 2011, portfolio of New World Fund’s investments is available free of charge by calling AFS or visiting the SEC website (where it is part of Form N-CSR).

New World Fund files a complete list of its portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. This filing is available free of charge on the SEC website. You may also review or, for a fee, copy this filing at the SEC’s Public Reference Room in Washington, D.C. Additional information regarding the operation of the Public Reference Room may be obtained by calling the SEC’s Office of Investor Education and Advocacy at 800/SEC-0330. Additionally, the list of portfolio holdings is available by calling AFS.

This report is for the information of shareholders of New World Fund, but it also may be used as sales literature when preceded or accompanied by the current prospectus or summary prospectus, which gives details about charges, expenses, investment objectives and operating policies of the fund. If used as sales material after June 30, 2011, this report must be accompanied by an American Funds statistical update for the most recently completed calendar quarter.

What makes American Funds different?

For 80 years, we have followed a consistent philosophy to benefit our investors. Our 33 carefully conceived, broadly diversified funds, in addition to the target date retirement series, offer opportunities that have attracted over 50 million shareholder accounts.

Our unique combination of strengths includes these five factors:

•A long-term, value-oriented approach
We seek to buy securities at reasonable prices relative to their prospects and hold them for the long term.

•An extensive global research effort
Our investment professionals travel the world to find the best investment opportunities and gain a comprehensive understanding of companies and markets.

•The multiple portfolio counselor system
Our unique approach to portfolio management, developed more than 50 years ago, blends teamwork with individual accountability and has provided American Funds with a sustainable method of achieving fund objectives.

•Experienced investment professionals
American Funds portfolio counselors have an average of 27 years of investment experience, providing a depth of knowledge and broad perspective that few organizations have.

•A commitment to low management fees
The American Funds provide exceptional value for shareholders, with management fees that are among the lowest in the mutual fund industry.

American Funds span a range of investment objectives

•Growth funds
AMCAP Fund®
EuroPacific Growth Fund®
The Growth Fund of America®
The New Economy Fund®
New Perspective Fund®
>New World Fund®
SMALLCAP World Fund®

•Growth-and-income funds
American Mutual Fund®
Capital World Growth and Income FundSM
Fundamental InvestorsSM
International Growth and Income FundSM
The Investment Company of America®
Washington Mutual Investors FundSM

•Equity-income funds
Capital Income Builder®
The Income Fund of America®

•Balanced funds
American Balanced Fund®
American Funds Global Balanced FundSM

•Bond funds
American Funds Mortgage FundSM
American High-Income TrustSM
The Bond Fund of AmericaSM
Capital World Bond Fund®
Intermediate Bond Fund of America®
Short-Term Bond Fund of AmericaSM
U.S. Government Securities FundSM

•Tax-exempt bond funds
American Funds Short-Term Tax-Exempt Bond FundSM
American High-Income Municipal Bond Fund®
Limited Term Tax-Exempt Bond Fund of AmericaSM
The Tax-Exempt Bond Fund of America®
State-specific tax-exempt funds
American Funds Tax-Exempt Fund of New YorkSM
The Tax-Exempt Fund of California®
The Tax-Exempt Fund of Maryland®
The Tax-Exempt Fund of Virginia®

•Money market fund
American Funds Money Market Fund®

•American Funds Target Date Retirement Series®

The Capital Group Companies

American Funds   Capital Research and Management   Capital International   Capital Guardian   Capital Bank and Trust

Lit. No. MFGESR-936-0611P

Litho in USA KBDA/UNL/8093-S26156

Printed on paper containing 10% post-consumer waste

Printed with inks containing soy and/or vegetable oil

ITEM 2 – Code of Ethics

Not applicable for filing of semi-annual reports to shareholders.

ITEM 3 – Audit Committee Financial Expert

Not applicable for filing of semi-annual reports to shareholders.

ITEM 4 – Principal Accountant Fees and Services

Not applicable for filing of semi-annual reports to shareholders.

ITEM 5 – Audit Committee of Listed Registrants

Not applicable to this Registrant, insofar as the Registrant is not a listed issuer as defined in Rule 10A-3 under the Securities Exchange Act of 1934.

ITEM 6 – Schedule of Investments

New World Fund®
Investment portfolio

April 30, 2011
unaudited

Common stocks — 83.69%	Shares	Value (000)

FINANCIALS — 12.97%
Itaú Unibanco Holding SA, preferred nominative	6,321,459	$149,076
Itaú Unibanco Holding SA, preferred nominative (ADR)	3,965,845	94,189
Industrial and Commercial Bank of China Ltd., Class H	234,548,160	198,420
PT Bank Rakyat Indonesia (Persero) Tbk	220,145,600	165,803
Banco Bilbao Vizcaya Argentaria, SA	12,324,727	158,086
Kasikornbank PCL	17,764,036	77,364
Kasikornbank PCL, nonvoting depository receipt	15,980,964	67,725
Itaúsa – Investimentos Itaú SA, preferred nominative	17,386,273	134,276
Agricultural Bank of China, Class H1	216,794,000	128,129
Prudential PLC	9,854,059	127,234
Banco Santander, SA	7,611,070	97,197
Ping An Insurance (Group) Co. of China, Ltd., Class H	8,710,000	94,712
China Life Insurance Co. Ltd., Class H	24,745,000	87,940
Sberbank of Russia (GDR)2	216,800	86,460
ICICI Bank Ltd.	3,280,000	82,673
Housing Development Finance Corp. Ltd.	5,001,090	79,945
Metro Pacific Investments Corp.	800,307,800	68,608
First Pacific Co. Ltd.	62,619,200	58,860
Bank of the Philippine Islands	41,870,809	57,510
China Construction Bank Corp., Class H	58,855,350	55,625
Banco Bradesco SA, preferred nominative	2,460,099	49,118
HDFC Bank Ltd.	940,000	48,803
Türkiye Garanti Bankasi AS	9,300,000	48,182
DLF Ltd.	9,083,801	45,773
Kotak Mahindra Bank Ltd.	4,680,627	45,531
Bank of China Ltd., Class H	77,099,000	42,589
CIMB Group Holdings Bhd.	14,000,000	38,710
SM Prime Holdings, Inc.	131,365,152	36,823
Banco Santander (Brasil) SA, units	1,845,565	21,234
Banco Santander (Brasil) SA, units (ADR)	1,090,565	12,662
Longfor Properties Co. Ltd.	20,814,000	33,179
Grupo Financiero Banorte, SAB de CV, Series O	6,560,000	33,035
Erste Bank der oesterreichischen Sparkassen AG	651,225	32,911
Sun Hung Kai Properties Ltd.	1,983,000	30,972
ACE Ltd.	425,000	28,581
Türkiye Is Bankasi AS, Class C	8,077,433	28,571
Standard Chartered PLC	1,025,000	28,404
HSBC Holdings PLC (Hong Kong)	2,385,000	25,873
Royal Bank of Scotland Group PLC1	37,000,000	25,630
OJSC NOMOS Bank (GDR)1,3	1,400,000	24,570
Sino Land Co. Ltd.	12,858,829	22,617
PT Bank Central Asia Tbk	24,140,000	20,859
Bank Pekao SA	280,000	18,352
CapitaMalls Asia Ltd.	11,825,000	17,099
BankMuscat (SAOG) (GDR)2	2,006,630	16,030
Kerry Properties Ltd.	2,104,678	11,220
Bangkok Bank PCL, nonvoting depository receipt	1,810,000	10,308
Land and Houses PCL, nonvoting depository receipt	45,300,000	10,016
Ayala Land, Inc.	25,000,000	9,601
Commercial Bank of Qatar QSC (GDR)2,3	1,875,000	7,538
Commercial Bank of Qatar QSC (GDR)2	400,000	1,608
China Taiping Insurance Holdings Co. Ltd.1	2,730,000	7,505
C C Land Holdings Ltd.	13,336,000	5,134
		2,908,870

CONSUMER STAPLES — 11.38%
Nestlé SA	4,808,500	298,516
Anheuser-Busch InBev NV	2,847,592	181,573
Danone SA	2,401,065	175,879
OJSC Magnit (GDR)3	3,095,500	86,674
OJSC Magnit (GDR)	2,962,521	82,951
Shoprite Holdings Ltd.	7,925,000	124,941
United Spirits Ltd.	4,818,914	112,879
Wilmar International Ltd.	25,342,000	109,107
China Yurun Food Group Ltd.	28,994,000	106,213
Pernod Ricard SA	1,039,573	104,488
British American Tobacco PLC	1,975,000	86,135
Wal-Mart de México, SAB de CV, Series V (ADR)	2,020,000	63,246
Wal-Mart de México, SAB de CV, Series V	5,090,000	15,944
Olam International Ltd.	30,945,897	72,558
SABMiller PLC	1,926,000	71,886
PepsiCo, Inc.	910,700	62,738
X5 Retail Group NV (GDR)1,3	1,304,352	45,978
X5 Retail Group NV (GDR)1	428,100	15,091
Tesco PLC	8,937,163	60,243
Coca-Cola Icecek AS, Class C	3,853,750	58,022
Coca-Cola Co.	805,000	54,305
M. Dias Branco SA, ordinary nominative	1,855,000	48,226
Grupo Nutresa SA	3,655,000	47,240
IOI Corp. Bhd.	24,906,666	44,482
METRO AG	587,000	43,085
Grupo Modelo, SAB de CV, Series C	6,510,000	40,706
Tingyi (Cayman Islands) Holding Corp.	14,800,000	39,257
Cia. de Bebidas das Américas – AmBev, preferred nominative (ADR)	1,150,000	37,467
L’Oréal SA	295,000	37,406
Avon Products, Inc.	1,150,000	33,787
Procter & Gamble Co.	513,000	33,294
Unilever NV, depository receipts	950,000	31,266
Nestlé India Ltd.	316,700	28,600
Grupo Comercial Chedraui, SAB de CV, Class B	7,547,700	25,433
Kimberly-Clark de México, SAB de CV, Class A	4,000,000	24,751
Beiersdorf AG	350,000	22,794
Poslovni sistem Mercator, dd	42,200	10,591
Japan Tobacco Inc.	2,665	10,316
Colgate-Palmolive Co.	45,000	3,796
		2,551,864

CONSUMER DISCRETIONARY — 9.80%
Naspers Ltd., Class N	2,759,800	166,050
Hankook Tire Co., Ltd.	3,865,000	154,903
Truworths International Ltd.	12,103,000	140,056
Honda Motor Co., Ltd.	3,055,000	120,144
Toyota Motor Corp.	2,758,000	109,824
Swatch Group Ltd, non-registered shares	120,450	59,250
Swatch Group Ltd	568,022	50,400
Modern Times Group MTG AB, Class B	1,267,000	97,083
Hyundai Mobis Co., Ltd.	270,000	90,449
Kia Motors Corp.	1,212,000	86,971
Hyundai Motor Co.	371,000	85,337
PT Astra International Tbk	12,082,000	79,216
Bayerische Motoren Werke AG	810,000	76,387
Wynn Macau, Ltd.	21,328,400	75,936
Parkson Holdings Bhd.	36,539,983	70,563
Golden Eagle Retail Group Ltd.	26,000,000	68,128
McDonald’s Corp.	800,000	62,648
Daimler AG	770,000	59,522
Hero Honda Motors Ltd.	1,481,394	57,292
Melco Crown Entertainment Ltd. (ADR)1	5,322,000	57,158
Li & Fung Ltd.	10,175,900	52,018
Dongfeng Motor Group Co., Ltd., Class H	31,571,000	49,270
Shangri-La Asia Ltd.	14,440,000	40,254
REXLot Holdings Ltd.	388,304,500	39,499
LG Electronics Inc., nonvoting preferred	858,000	28,823
LG Electronics Inc.	42,500	4,085
Techtronic Industries Co. Ltd.	23,902,000	32,623
CFAO	796,096	32,013
Desarrolladora Homex, SA de CV (ADR)1	1,060,000	29,924
Nissan Motor Co., Ltd.	2,300,000	21,947
Sony Corp.	635,000	17,692
Sony Corp. (ADR)	75,000	2,123
Intercontinental Hotels Group PLC	830,000	18,176
GOME Electrical Appliances Holding Ltd.1	47,790,000	17,168
TVN SA	2,500,000	16,556
Maruti Suzuki India Ltd.	466,000	13,887
Central European Media Enterprises Ltd., Class A1	390,000	8,935
Suzuki Motor Corp.	261,000	6,172
		2,198,482

TELECOMMUNICATION SERVICES — 8.35%
América Móvil, SAB de CV, Series L (ADR)	8,609,674	492,473
América Móvil, SAB de CV, Series L	8,440,000	24,187
MTN Group Ltd.	12,570,231	279,532
Turkcell Iletisim Hizmetleri AS	29,865,000	176,323
SOFTBANK CORP.	4,049,200	169,226
PT XL Axiata Tbk1	174,114,000	138,250
Millicom International Cellular SA	1,076,800	116,660
Telekom Austria AG, non-registered shares	6,400,000	98,965
Philippine Long Distance Telephone Co.	1,447,132	84,036
Philippine Long Distance Telephone Co. (ADR)	141,500	8,206
China Telecom Corp. Ltd., Class H	92,910,000	53,596
Perusahaan Perseroan (Persero) PT Telekomunikasi Indonesia Tbk, Class B	59,000,000	53,048
China Communications Services Corp. Ltd., Class H	79,806,000	48,708
Bharti Airtel Ltd.	3,862,600	33,201
Telekomunikacja Polska SA	5,000,200	33,056
Telefónica, SA	940,000	25,270
Partner Communications Co. Ltd.	1,176,376	21,751
OJSC Mobile TeleSystems (ADR)	510,000	10,786
China Mobile Ltd.	515,000	4,735
		1,872,009

MATERIALS — 7.44%
Linde AG	859,809	154,858
Holcim Ltd	1,605,767	139,785
PT Semen Gresik (Persero) Tbk	87,146,500	96,671
PT Indocement Tunggal Prakarsa Tbk	40,248,100	79,895
Anglo American PLC	1,477,400	77,752
ArcelorMittal	2,060,000	75,791
Israel Chemicals Ltd.	3,750,000	66,119
Givaudan SA	55,362	61,570
Celanese Corp., Series A	1,139,200	56,869
Vale Fertilizantes SA, preferred nominative	5,471,400	56,829
Wacker Chemie AG	228,000	56,498
Yara International ASA	955,000	55,936
Northam Platinum Ltd.	7,880,000	51,973
Sigma-Aldrich Corp.	710,000	50,112
Orica Ltd.	1,715,000	49,965
Aquarius Platinum Ltd.	9,230,000	49,877
BHP Billiton PLC	1,092,288	46,060
Potash Corp. of Saskatchewan Inc.	765,000	43,131
African Minerals Ltd.1,3	3,486,800	29,325
African Minerals Ltd.1	1,601,202	13,466
Impala Platinum Holdings Ltd.	1,359,083	42,445
Fibria Celulose SA, ordinary nominative (ADR)	2,566,500	41,449
Akzo Nobel NV	480,000	37,282
Sinofert Holdings Ltd.1	80,800,000	33,709
China Shanshui Cement Group Ltd.	29,980,000	33,584
Vale SA, Class A, preferred nominative	1,032,000	30,221
First Quantum Minerals Ltd.	160,000	22,801
Petropavlovsk PLC	1,276,440	19,040
Anhui Conch Cement Co. Ltd., Class H	3,900,000	18,405
Duratex SA, ordinary nominative	1,642,000	16,971
Ambuja Cements Ltd.	3,626,672	12,976
Sika AG, non-registered shares	4,850	12,380
ACC Ltd.	490,000	12,332
OCI Co. Ltd.	19,540	11,669
Vedanta Resources PLC	288,718	11,213
		1,668,959

INDUSTRIALS — 7.35%
Schneider Electric SA	906,841	160,240
Siemens AG	762,200	110,884
International Container Terminal Services, Inc.	94,404,890	108,165
Legrand SA	2,167,830	98,992
Cummins Inc.	720,000	86,530
Outotec Oyj	1,210,000	76,688
Tata Motors Ltd.	2,500,000	69,934
Intertek Group PLC	1,813,500	64,370
Atlas Copco AB, Class A	1,464,500	42,996
Atlas Copco AB, Class B	723,000	19,157
CCR SA, ordinary nominative	1,970,000	61,359
AirAsia Bhd.1	61,310,000	59,406
United Technologies Corp.	607,000	54,375
Jardine Matheson Holdings Ltd.	1,080,600	51,869
SGS SA	23,101	45,855
Container Corp. of India Ltd.	1,674,253	43,362
Johnson Electric Holdings Ltd.	70,526,500	43,226
Kühne + Nagel International AG	268,000	42,818
Komatsu Ltd.	1,004,500	35,170
Airports of Thailand PCL	26,160,000	32,426
SM Investments Corp.	2,239,446	30,288
Enka Insaat ve Sanayi AS	6,783,333	29,702
Koc Holding AS, Class B	5,383,000	28,950
Prysmian SpA	1,176,622	27,762
Bidvest Group Ltd.	1,090,779	25,168
Hutchison Port Holdings Trust1,3	26,698,000	24,562
KBR, Inc.	562,601	21,587
Vestas Wind Systems A/S1	545,000	19,353
Murray & Roberts Holdings Ltd.	4,200,000	16,122
Samsung Engineering Co., Ltd.	62,000	13,740
KONE Oyj, Class B	209,900	13,148
China Railway Construction Corp. Ltd., Class H	14,057,500	12,417
Suzlon Energy Ltd.1	10,300,000	12,381
COSCO Pacific Ltd.	5,800,000	12,009
Daelim Industrial Co., Ltd.	105,916	11,959
Dalian Port (PDA) Co. Ltd., Class H	28,192,000	11,035
PT Bakrie & Brothers Tbk1	1,349,447,600	10,557
Daikin Industries, Ltd.	225,000	7,118
Beijing Enterprises Holdings Ltd.	1,300,000	6,905
Jiangsu Expressway Co. Ltd., Class H	6,125,000	6,491
		1,649,076

HEALTH CARE — 6.59%
JSC Pharmstandard (GDR)1,4	8,218,474	211,626
JSC Pharmstandard (GDR)1,3,4	392,700	10,112
Novo Nordisk A/S, Class B	1,436,600	181,604
Amil Participações SA, ordinary nominative	14,633,090	179,984
Teva Pharmaceutical Industries Ltd. (ADR)	3,084,000	141,031
Cochlear Ltd.	1,390,000	122,679
Hikma Pharmaceuticals PLC	8,053,080	105,661
Baxter International Inc.	1,812,000	103,103
Shandong Weigao Group Medical Polymer Co. Ltd., Class H1	29,180,000	80,030
Bayer AG	840,500	73,885
Krka, dd, Novo mesto	755,000	66,537
Novartis AG	955,000	56,693
Sinopharm Group Co. Ltd., Class H	14,704,025	50,930
Richter Gedeon Nyrt	236,600	49,506
Grifols, SA	1,146,000	22,694
Essilor International	267,000	22,352
		1,478,427

INFORMATION TECHNOLOGY — 6.39%
Samsung Electronics Co. Ltd.	232,762	193,959
Kingboard Chemical Holdings Ltd.	31,659,132	173,455
HTC Corp.	3,454,225	156,799
NetEase.com, Inc. (ADR)1	1,795,064	88,461
Infosys Technologies Ltd.	1,318,500	86,665
Google Inc., Class A1	145,800	79,330
Corning Inc.	3,235,000	67,741
Tencent Holdings Ltd.	2,321,000	66,048
Wistron Corp.	34,573,642	62,173
Cielo SA, ordinary nominative	6,481,028	59,941
Oracle Corp.	1,500,000	54,075
Mail.ru Group Ltd. (GDR)1	1,644,950	50,500
HOYA CORP.	2,039,800	43,580
Yahoo! Inc.1	2,213,000	39,281
LG Display Co., Ltd.	1,075,000	38,620
Nippon Electric Glass Co., Ltd.	2,255,000	33,999
Redecard SA, ordinary nominative	1,617,600	23,392
MediaTek Inc.	1,842,403	20,361
Acer Inc.	10,557,493	19,760
Kingboard Laminates Holdings Ltd.	21,048,606	18,647
Spectris PLC	647,000	16,027
Halma PLC	2,225,000	13,881
Murata Manufacturing Co., Ltd.	139,800	10,082
Applied Materials, Inc.	565,000	8,865
Nokia Corp.	608,200	5,603
Nokia Corp. (ADR)	289,300	2,670
		1,433,915

ENERGY — 6.33%
InterOil Corp.1	2,298,188	146,165
OAO Gazprom (ADR)	8,142,000	137,355
Royal Dutch Shell PLC, Class B	3,140,000	122,049
Oil Search Ltd.	14,450,000	111,662
Petróleo Brasileiro SA – Petrobras, ordinary nominative (ADR)	1,846,900	68,945
Petróleo Brasileiro SA – Petrobras, preferred nominative (ADR)	200,000	6,674
Heritage Oil Ltd.4	15,788,874	66,090
Essar Energy PLC1	7,687,500	59,196
China National Offshore Oil Corp.	23,956,000	59,102
Saipem SpA, Class S	995,000	56,489
Cairn India Ltd.1	6,731,600	53,142
Eurasia Drilling Co. Ltd. (GDR)3	953,900	32,146
Eurasia Drilling Co. Ltd. (GDR)	526,687	17,749
TOTAL SA	598,000	38,281
TOTAL SA (ADR)	155,000	9,956
Tenaris SA (ADR)	930,000	47,235
Pacific Rubiales Energy Corp.	1,486,000	45,154
Woodside Petroleum Ltd.	879,000	45,090
Nexen Inc.	1,517,463	40,144
Noble Energy, Inc.	400,000	38,508
Cobalt International Energy, Inc.1	2,300,000	32,200
JSC KazMunaiGas Exploration Production (GDR)	1,204,012	27,271
Sasol Ltd.	440,000	25,401
Türkiye Petrol Rafinerileri AS	670,000	21,761
Chevron Corp.	175,500	19,207
BP PLC	2,480,000	19,161
ConocoPhillips	230,000	18,154
Gran Tierra Energy Inc.1	2,000,000	14,840
OAO TMK (GDR)1,3	692,815	14,196
Reliance Industries Ltd.	627,000	13,950
Eni SpA	472,000	12,619
		1,419,892

UTILITIES — 2.19%
GAIL (India) Ltd.	9,494,000	102,090
PT Perusahaan Gas Negara (Persero) Tbk	182,157,000	85,080
Cia. Energética de Minas Gerais – CEMIG, preferred nominative	3,380,217	69,186
Cia. Energética de Minas Gerais – CEMIG, preferred nominative (ADR)	534,400	11,153
International Power PLC	9,080,000	50,141
Power Grid Corp. of India Ltd.	20,554,835	48,604
PGE Polska Grupa Energetyczna SA	4,082,000	36,827
Cheung Kong Infrastructure Holdings Ltd.	7,480,000	36,455
CLP Holdings Ltd.	3,125,000	25,712
Cia. de Saneamento Básico do Estado de São Paulo - SABESP, ordinary nominative	618,000	17,901
NTPC Ltd.	2,071,532	8,541
		491,690

MISCELLANEOUS — 4.90%
Other common stocks in initial period of acquisition		1,098,533

Total common stocks (cost: $12,866,692,000)		18,771,717

Warrants — 0.01%

INFORMATION TECHNOLOGY — 0.01%
Kingboard Chemical Holdings Ltd., warrants, expire 20121	3,528,784	2,953

Total warrants (cost: $0)		2,953

	Principal amount
Bonds & notes — 8.89%	(000)

BONDS & NOTES OF GOVERNMENTS OUTSIDE THE U.S. — 7.38%
Brazil (Federal Republic of) 6.00% 20155	BRL11,705	7,581
Brazil (Federal Republic of) Global 6.00% 2017	$10,925	12,482
Brazil (Federal Republic of) 10.00% 2017	BRL 9,115	5,215
Brazil (Federal Republic of) 6.00% 20175	32,178	20,843
Brazil (Federal Republic of) Global 8.00% 20186	$18,455	22,035
Brazil (Federal Republic of) Global 8.875% 2019	7,550	10,098
Brazil (Federal Republic of) 6.00% 20205	BRL20,365	13,138
Brazil (Federal Republic of) Global 4.875% 2021	$18,900	19,609
Brazil (Federal Republic of) Global 12.50% 2022	BRL12,900	9,971
Brazil (Federal Republic of) Global 8.875% 2024	$430	592
Brazil (Federal Republic of) Global 10.125% 2027	13,025	19,798
Brazil (Federal Republic of) Global 7.125% 2037	11,730	14,135
Brazil (Federal Republic of) Global 11.00% 2040	26,120	35,497
Brazil (Federal Republic of) Global 5.625% 2041	4,800	4,824
Brazil (Federal Republic of) 6.00% 20455	BRL21,458	14,600
Turkey (Republic of) 11.50% 2012	$6,000	6,476
Turkey (Republic of) 10.00% 20125	TRY42,581	30,168
Turkey (Republic of) 16.00% 2012	7,500	5,263
Turkey (Republic of) 16.00% 2013	18,400	13,948
Turkey (Republic of) 4.00% 20155	43,223	31,723
Turkey (Republic of) 7.25% 2015	$10,150	11,652
Turkey (Republic of) 10.00% 2015	TRY14,187	9,686
Turkey (Republic of) 7.00% 2016	$32,750	37,695
Turkey (Republic of) 6.75% 2018	31,160	35,569
Turkey (Republic of) 7.00% 2019	3,500	4,043
Turkey (Republic of) 6.875% 2036	7,500	8,246
Turkey (Republic of) 6.75% 2040	3,000	3,246
United Mexican States Government Global 6.375% 2013	32,880	35,675
United Mexican States Government, Series MI10, 8.00% 2013	MXN 56,068	5,137
United Mexican States Government, Series MI10, 9.50% 2014	377,000	36,309
United Mexican States Government, Series M10, 8.00% 2015	130,000	11,947
United Mexican States Government, Series M10, 7.25% 2016	277,500	24,793
United Mexican States Government 5.00% 20165	94,962	9,332
United Mexican States Government Global 5.625% 2017	$14,550	16,296
United Mexican States Government 3.50% 20175	MXN182,690	16,743
United Mexican States Government Global, Series A, 5.125% 2020	$2,520	2,676
United Mexican States Government, Series M20, 10.00% 2024	MXN23,000	2,425
United Mexican States Government Global 6.05% 2040	$20,580	21,455
United Mexican States Government 4.00% 20405	MXN11,305	1,019
Colombia (Republic of) Global 10.00% 2012	$18,725	19,989
Colombia (Republic of) Global 10.75% 2013	9,840	11,365
Colombia (Republic of) Global 8.25% 2014	3,100	3,708
Colombia (Republic of) Global 12.00% 2015	COP54,960,000	40,095
Colombia (Republic of) Global 7.375% 2017	$18,050	21,642
Colombia (Republic of) Global 7.375% 2019	3,500	4,270
Colombia (Republic of) Global 11.75% 2020	2,420	3,721
Colombia (Republic of) Global 8.125% 2024	4,375	5,661
Colombia (Republic of) Global 9.85% 2027	COP19,650,000	13,981
Colombia (Republic of) Global 7.375% 2037	$30,665	37,565
Philippines (Republic of) 8.25% 2014	13,155	15,309
Philippines (Republic of) 9.375% 2017	4,000	5,160
Philippines (Republic of) 9.875% 2019	10,800	14,661
Philippines (Republic of) 4.95% 2021	PHP1,350,000	30,907
Philippines (Republic of) 7.75% 2031	$16,070	19,766
Philippines (Republic of) 6.375% 2034	3,700	3,973
Philippines (Republic of) 6.25% 2036	PHP1,220,000	27,615
Argentina (Republic of) 0.117% 20126,7	$36,970	8,964
Argentina (Republic of) 7.00% 2015	24,470	23,246
Argentina (Republic of) 8.28% 20336,8	45,715	40,915
Argentina (Republic of) GDP-Linked 2035	213,590	37,699
Hungarian Government, Series 12/C, 6.00% 2012	HUF 499,400	2,796
Hungarian Government, Series 14/C, 5.50% 2014	1,200,000	6,593
Hungarian Government, Series 15/A, 8.00% 2015	3,327,960	19,519
Hungarian Government, Series 19/A, 6.50% 2019	750,000	4,086
Hungarian Government 6.25% 2020	$47,040	48,850
Hungarian Government 6.375% 2021	9,260	9,643
Hungarian Government 7.625% 2041	10,500	11,145
Croatian Government 6.75% 20193	25,500	27,152
Croatian Government 6.75% 2019	1,435	1,528
Croatian Government 6.625% 2020	27,365	28,788
Croatian Government 6.625% 20203	17,000	17,884
Croatian Government 6.375% 20213	11,645	11,866
Polish Government, Series 0413, 5.25% 2013	PLN38,400	14,521
Polish Government, Series 0414, 5.75% 2014	17,855	6,804
Polish Government 3.875% 2015	$8,565	8,774
Polish Government 5.00% 2015	2,900	3,099
Polish Government, Series 0415, 5.50% 2015	PLN27,300	10,252
Polish Government, Series 1017, 5.25% 2017	PLN25,780	9,396
Polish Government 6.375% 2019	$16,075	18,060
South Africa (Republic of), Series R-203, 8.25% 2017	ZAR100,000	15,318
South Africa (Republic of) 6.875% 2019	$10,050	11,743
South Africa (Republic of) 5.50% 2020	22,000	23,485
South Africa (Republic of), Series R-207, 7.25% 2020	ZAR78,000	11,065
South Africa (Republic of) 6.25% 2041	$7,735	8,044
Indonesia (Republic of), Series 30, 10.75% 2016	IDR199,195,000	27,066
Indonesia (Republic of) 11.50% 2019	34,424,000	4,970
Indonesia (Republic of) 5.875% 2020	$33,000	36,135
Peru (Republic of) 8.375% 2016	15,763	18,987
Peru (Republic of) 7.35% 2025	6,550	7,631
Peru (Republic of) 8.75% 2033	14,975	19,325
Peru (Republic of) 6.55% 20376	5,042	5,244
Russian Federation 7.50% 20303,6	26,653	31,184
Russian Federation 7.50% 20306	13,214	15,460
Panama (Republic of) Global 7.25% 2015	1,600	1,882
Panama (Republic of) Global 7.125% 2026	7,300	8,789
Panama (Republic of) Global 8.875% 2027	2,775	3,828
Panama (Republic of) Global 9.375% 2029	9,034	13,059
Panama (Republic of) Global 6.70% 20366	14,439	16,352
Venezuela (Republic of) 9.25% 2027	41,125	30,062
Venezuela (Republic of) 9.25% 2028	5,600	3,816
Chilean Government 3.875% 2020	24,435	24,167
Thai Government 3.625% 2015	THB600,000	20,295
Egypt (Arab Republic of) 8.75% 2012	EGP26,350	4,187
Egypt (Arab Republic of) 11.55% 2013	20,230	3,290
Egypt (Arab Republic of) 5.75% 20203	$4,000	3,860
Egypt (Arab Republic of) 6.875% 20403	6,750	6,159
Egypt (Arab Republic of) 6.875% 2040	3,000	2,738
Dominican Republic 9.50% 20116	346	355
Dominican Republic 9.04% 20186	3,935	4,476
Dominican Republic 8.625% 20273,6	9,900	10,761
Nigeria (Republic of) 6.75% 20213	8,100	8,424
Malaysian Government, Series 1/01, 3.833% 2011	MYR 8,900	3,023
Malaysian Government, Series 204, 5.094% 2014	10,000	3,546
State of Qatar 6.40% 2040	$4,140	4,461
		1,656,095

ENERGY — 0.58%
Gazprom OJSC 5.092% 20153	11,480	12,054
Gazprom OJSC 9.25% 2019	15,000	18,787
Gazprom OJSC, Series 9, 6.51% 2022	21,150	22,472
Gazprom OJSC 6.51% 20223	10,810	11,486
Gazprom OJSC 7.288% 2037	10,600	11,462
Petrobras International 5.75% 2020	19,540	20,399
Pemex Project Funding Master Trust, Series 13, 6.625% 2035	15,000	15,302
Petróleos de Venezuela, SA 5.25% 2017	5,980	3,693
Petróleos de Venezuela, SA 8.50% 2017	8,425	6,150
PTT Exploration & Production Ltd 5.692% 20213	8,400	8,524
		130,329

FINANCIALS — 0.48%
Development Bank of Kazakhstan 5.50% 20153	27,295	28,728
HSBK (Europe) BV 7.25% 20213	24,390	24,783
BBVA Bancomer SA 7.25% 20203	13,680	14,134
BBVA Bancomer SA 6.50% 20213	3,550	3,643
VEB Finance Ltd. 6.902% 20203	10,830	11,642
VEB Finance Ltd. 6.80% 20253	5,000	5,100
SB Capital SA 5.40% 2017	7,000	7,166
Dubai Holding Commercial Operations MTN Ltd. 0.679% 20127	7,000	6,650
Banco de Crédito del Perú 5.375% 20203	5,000	4,663
		106,509

UTILITIES — 0.18%
Eskom Holdings Ltd. 5.75% 20213	23,400	23,985
AES Panamá, SA 6.35% 20163	10,400	11,166
Enersis SA 7.375% 2014	4,550	5,096
		40,247

MATERIALS — 0.14%
CEMEX Finance LLC 9.50% 20163	15,475	16,558
CEMEX, SAB de CV 9.00% 20183	2,520	2,624
CEMEX SA 9.25% 20203	4,974	5,111
Freeport-McMoRan Copper & Gold Inc. 8.375% 2017	3,815	4,211
Fibria Overseas Finance Ltd. 6.75% 20213	3,275	3,463
		31,967

TELECOMMUNICATION SERVICES — 0.07%
Orascom Telecom 7.875% 20143	6,955	7,129
Orascom Telecom 7.875% 2014	5,000	5,125
América Móvil, SAB de CV 8.46% 2036	MXN28,000	2,205
		14,459

CONSUMER STAPLES — 0.06%
BFF International Ltd. 7.25% 20203	$12,500	13,859

Total bonds & notes (cost: $1,829,149,000)		1,993,465

Short-term securities — 7.04%

Freddie Mac 0.08%–0.23% due 5/2/2011–1/18/2012	281,800	281,651
Fannie Mae 0.10%–0.513% due 5/2/2011–1/17/2012	242,700	242,573
U.S. Treasury Bills 0.16%–0.183% due 5/12–9/1/2011	197,500	197,485
Federal Home Loan Bank 0.12%–0.125% due 6/8–6/17/2011	81,100	81,094
European Investment Bank 0.21%–0.25% due 6/24–8/5/2011	80,000	79,972
American Honda Finance Corp. 0.21%–0.23% due 7/18–7/19/2011	67,700	67,662
Straight-A Funding LLC 0.19%–0.24% due 6/8–7/13/20113	63,800	63,774
Jupiter Securitization Co., LLC 0.16%–0.18% due 5/25–6/28/20113	61,300	61,286
Nordea North America, Inc. 0.195%–0.215% due 5/24–6/21/2011	58,400	58,389
KfW 0.20%–0.24% due 6/7–6/13/20113	53,300	53,290
General Electric Capital Services, Inc. 0.21% due 5/24/2011	50,000	49,994
Caisse d’Amortissement de la Dette Sociale 0.19%–0.25% due 6/13–6/24/20113	50,000	49,987
Rabobank USA Financial Corp. 0.22% due 8/15/2011	50,000	49,978
Nestlé Capital Corp. 0.20% due 7/22/20113	41,900	41,886
Deutsche Bank Financial LLC 0.21% due 7/27/2011	30,000	29,981
Thunder Bay Funding, LLC 0.22% due 7/11/20113	28,305	28,291
Novartis Securities Investment Ltd. 0.21% due 7/14/20113	28,000	27,987
Medtronic Inc. 0.18% due 7/13/20113	25,000	24,989
Private Export Funding Corp. 0.27% due 10/3/20113	20,000	19,981
Coca-Cola Co. 0.24% due 8/3/20113	19,400	19,391
Svenska Handelsbanken Inc. 0.24% due 8/4/20113	18,800	18,788
Credit Suisse New York Branch 0.23% due 5/5/2011	15,800	15,799
Variable Funding Capital Company LLC 0.14% due 5/17/20113	15,400	15,399

Total short-term securities (cost: $1,579,499,000)		1,579,627

Total investment securities (cost: $16,275,340,000)		22,347,762
Other assets less liabilities		82,013

Net assets		$22,429,775

“Miscellaneous” securities include holdings in their initial period of acquisition that have not previously been publicly disclosed.

 1Security did not produce income during the last 12 months.
 2Valued under fair value procedures adopted by authority of the board of directors. The total value of all such securities was $111,636,000, which represented .50% of the net assets of the fund.
 3Acquired in a transaction exempt from registration under the Securities Act of 1933. May be resold in the U.S. in transactions exempt from registration, normally to qualified institutional buyers. The total value of all such securities was $1,026,092,000, which represented 4.57% of the net assets of the fund.
 4Represents an affiliated company as defined under the Investment Company Act of 1940.
 5Index-linked bond whose principal amount moves with a government price index.
 6Principal payments may be made periodically. Therefore, the effective maturity date may be earlier than the stated maturity date.
 7Coupon rate may change periodically.
 8Payment in kind; the issuer has the option of paying additional securities in lieu of cash.

Key to abbreviations

ADR = American Depositary Receipts	HUF = Hungarian forints	PLN = Polish zloty
GDR = Global Depositary Receipts	IDR = Indonesian rupiah	THB = Thai baht
BRL = Brazilian reais	MXN = Mexican pesos	TRY = Turkish liras
COP = Colombian pesos	MYR = Malaysian ringgits	ZAR = South African rand
EGP = Egyptian pounds	PHP = Philippine pesos

Investments are not FDIC-insured, nor are they deposits of or guaranteed by a bank or any other entity, so they may lose value.

Investors should carefully consider the investment objectives, risks, charges and expenses of the American Funds. This and other important information is contained in the fund’s prospectus and summary prospectus, which can be obtained from your financial professional and should be read carefully before investing. You may also call American Funds Service Company (AFS) at 800/421-0180 or visit the American Funds website at americanfunds.com.

MFGEFP-936-0611O-S25588

ITEM 7 – Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies

Not applicable to this Registrant, insofar as the Registrant is not a closed-end management investment company.

ITEM 8 – Portfolio Managers of Closed-End Management Investment Companies

Not applicable to this Registrant, insofar as the Registrant is not a closed-end management investment company.

ITEM 9 – Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers

Not applicable to this Registrant, insofar as the Registrant is not a closed-end management investment company.

ITEM 10 – Submission of Matters to a Vote of Security Holders

There have been no material changes to the procedures by which shareholders may recommend nominees to the Registrant’s board of directors since the Registrant last submitted a proxy statement to its shareholders.  The procedures are as follows.  The Registrant has a nominating and governance committee comprised solely of persons who are not considered ‘‘interested persons’’ of the Registrant within the meaning of the Investment Company Act of 1940, as amended. The committee periodically reviews such issues as the board’s composition, responsibilities, committees, compensation and other relevant issues, and recommends any appropriate changes to the full board of directors. While the committee normally is able to identify from its own resources an ample number of qualified candidates, it will consider shareholder suggestions of persons to be considered as nominees to fill future vacancies on the board. Such suggestions must be sent in writing to the nominating and governance committee of the Registrant, c/o the Registrant’s Secretary, and must be accompanied by complete biographical and occupational data on the prospective nominee, along with a written consent of the prospective nominee for consideration of his or her name by the nominating and governance committee.

ITEM 11 – Controls and Procedures

(a)
The Registrant’s Principal Executive Officer and Principal Financial Officer have concluded, based on their evaluation of the Registrant’s disclosure controls and procedures (as such term is defined in Rule 30a-3 under the Investment Company Act of 1940), that such controls and procedures are adequate and reasonably designed to achieve the purposes described in paragraph (c) of such rule.

(b)
There were no changes in the Registrant’s internal controls over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) that occurred during the Registrant’s second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

ITEM 12 – Exhibits

(a)(1)	Not applicable for filing of semi-annual reports to shareholders.

(a)(2)	The certifications required by Rule 30a-2 of the Investment Company Act of 1940 and Sections 302 and 906 of the Sarbanes-Oxley Act of 2002 are attached as exhibits hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

NEW WORLD FUND, INC.

By /s/ Gina H. Despres
Gina H. Despres, Vice Chairman and Principal Executive Officer

Date: June 30, 2011

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By /s/ Gina H. Despres
Gina H. Despres, Vice Chairman and Principal Executive Officer

Date: June 30, 2011

By /s/ Brian C. Janssen
Brian C. Janssen, Treasurer and Principal Financial Officer

Date: June 30, 2011